SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CYBERDEFENDER CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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April __, 2010

Dear Shareholder:

You are cordially invited to attend our Annual Meeting of the Shareholders of CyberDefender Corporation to be held at 3:00 p.m. Pacific time, on May 24, 2010 at the Sheraton Hotel, 711 S. Hope Street, Malibu Room, Los Angeles, CA  90017.

The official Notice of Annual Meeting of Shareholders, proxy statement, proxy card and return envelope are included with this letter, along with our annual report on Form 10-K for the fiscal year ended December 31, 2009. The matters listed in the Notice of Annual Meeting of Shareholders are described in detail in the proxy statement.

The vote of every shareholder is important. Please review carefully the enclosed materials and then sign, date and promptly mail your proxy. If you sign and return your proxy card without giving any instruction, it will be voted as the Board of Directors recommends.

The Board of Directors and management look forward to greeting those shareholders who are able to attend.

Sincerely,

CYBERDEFENDER CORPORATION

/s/ Kevin Harris
Kevin Harris, Secretary, Chief Financial Officer

CYBERDEFENDER CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April __, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CyberDefender Corporation (“Company ”, “we”, “our ” or “us”) will be held at the Sheraton Hotel, 711 S. Hope Street, Malibu Room, Los Angeles, CA 90017, on May 24, 2010 at 3:00 p.m. Pacific time, to consider and act upon the following:

1.
A proposal to change the Company’s state of incorporation from California to Delaware by means of a merger of the Company into a newly formed, wholly-owned Delaware subsidiary whose Certificate of Incorporation and Bylaws will become the Certificate of Incorporation and Bylaws of the Company upon consummation of the merger (sometimes referred to herein as the “Surviving Entity”).

2.	A proposal to increase our authorized common stock from 50,000,000 shares to 100,000,000 shares.

3.	A proposal to authorize 10,000,000 shares of “blank-check” preferred stock.

4.	A proposal to increase the maximum number of directors of the Company from five (5) to nine (9).

5.	A proposal to eliminate cumulative voting rights of our shareholders.

6.
A proposal to authorize the board of directors to amend the bylaws from time to time, without stockholder approval, to change the authorized number of directors to a number outside of the range specified in the bylaws.

7.	A proposal to authorize the majority of our directors to fill any director vacancy created by the removal of a director by our shareholders.

8.	A proposal to permit the election of directors by non-unanimous written consent of our shareholders.

9.
The election of four (4) directors of the Surviving Entity to serve until our next annual meeting of shareholders, and thereafter until their successors shall have been duly elected and qualified, or until their earlier resignation or removal.

10.	A proposal to ratify the appointment of KMJ Corbin & Company LLP as the independent auditor of our financial statements for the year ending December 31, 2010.

11.	Approval of an amendment to the Company’s Amended and Restated 2006 Equity Incentive Plan, which amendment was adopted by the Company’s board of directors on June 17, 2009.

12.	The transaction of such other business as may properly come before the meeting or any adjournment thereof that was not known a reasonable time before the solicitation.

The effectiveness of each of Proposals 1 through 8 is contingent upon the approval of all such Proposals 1 through 8.  We will not take any action on any of Proposals 1 through 8 unless all such Proposals 1 through 8 are approved.

All shareholders of record at the close of business on April 9, 2010 are entitled to notice of and to vote at this meeting and any adjournments thereof.

You are requested to sign and date the enclosed proxy card and return it in the enclosed envelope.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is not part of the proxy soliciting materials, is enclosed.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2010: This proxy statement is available for viewing, printing and downloading at www.cyberdefendercorp.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kevin Harris
Kevin Harris, Secretary , Chief Financial Officer

April __, 2010

TABLE OF CONTENTS

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	7
INFORMATION CONCERNING SOLICITATION AND VOTING	7
General	7
Purpose	7
Record Date and Voting Rights	7
Quorum; Broker Non-Votes and Abstentions	8
Vote Required for Approval of the Proposals and Election of Directors	8
Solicitation	8
Voting of Proxies	8
Revocation	9
Recommendations of the Board of Directors	9
Other Business	9
BOARD INDEPENDENCE AND COMMITTEES	9
Board Independence	9
Shareholder Communications with the Board of Directors	10
Board Meetings	10
Director Attendance at Annual Meeting of Shareholders	10
Committees of the Board	10
Code of Ethics	10
Corporate Governance	10
Nomination Process of Directors	10
Board Leadership	11
Risk Oversight	11
PROPOSAL 1 – CHANGE COMPANY’S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE	12
Mechanics of Reincorporation	12
Principal Reasons for Reincorporation	14
Principal Disadvantages Imposed on Shareholders as a Result of the Reincorporation in Delaware	20
Comparison of Corporation Laws of California and Delaware	20
Application of the CGCL to Delaware Corporations	26
Federal Income Tax Considerations	27
Accounting Consequences	28
Regulatory Approval	28
PROPOSAL 2 – INCREASE IN AUTHORIZED COMMON STOCK	29
PROPOSAL 3 – AUTHORIZATION OF “BLANK-CHECK” PREFERRED STOCK	30
PROPOSAL 4 – INCREASE AUTHORIZED NUMBER OF DIRECTORS	31
PROPOSAL 5 – ELIMINATE CUMULATIVE VOTING RIGHTS	32
PROPOSAL 6 – AUTHORIZE BOARD TO CHANGE AUTHORIZED NUMBER OF DIRECTORS	33
PROPOSAL 7 – AUTHORIZE BOARD TO FILL DIRECTOR VACANICIES CREATED BY STOCKHOLDER REMOVAL	34
PROPOSAL 8 – PERMIT NON-UNANIMOUS WRITTEN CONSENT OF STOCKHOLDERS TO ELECT DIRECTORS	35
PROPOSAL 9 – ELECTION OF DIRECTORS	36
Information with Respect to Nominees	36
DIRECTORS AND EXECUTIVE OFFICERS	37
Biographies
Family Relationships	39
Involvement in Certain Legal Proceedings	39
Compensation of Directors	40
EXECUTIVE COMPENSATION	41
Summary of Compensation	41
Discussion of Compensation	42
Outstanding Equity Awards at Fiscal Year-End	43
Employment Agreements, Termination of Employment and Change-in-Control Arrangements	43
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	45
PROPOSAL 10 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	47

PROPOSAL 11 – AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN	48
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	53
REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS	56
FINANCIAL AND OTHER INFORMATION	57
STOCKHOLDER PROPOSALS	57
HOUSEHOLDING OF PROXY MATERIALS	57
WHERE YOU CAN FIND MORE INFORMATION	58
OTHER MATTERS	58

APPENDIX A – FORM OF MERGER AGREEMENT
APPENDIX B – FORM OF CERTIFICATE OF INCORPORATION OF CYBERDEFENDER DELAWARE
APPENDIX C – FORM OF BYLAWS OF CYBERDEFENDER DELAWARE

CYBERDEFENDER CORPORATION
PROXY STATEMENT

This Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and the accompanying proxy card are first being distributed to shareholders on or about April __, 2010.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the Federal securities laws. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “plans,” “intends,” “expects,” “goals” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Actual results may differ materially from those projected in the forward-looking statements due to various uncertainties and risks, including without limitation risks associated with the effects of general economic and market conditions, lessening demand in the information technology market, successful integration of acquisitions, difficulty managing operations and difficulty in keeping pace with rapid industry, technological and market changes, as well as those described in Item 1A of Part I (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CyberDefender Corporation, a California corporation (“CyberDefender”, the “Company”, “we”, “our” or “us”), for our Annual Meeting of Shareholders to be held on May 24, 2010, and any adjournments thereof. You are receiving this Proxy Statement because you own shares of the Company’s Common Stock that entitle you to vote at the Annual Meeting of Shareholders. By use of proxy, you can vote, whether or not you attend the meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting of the Shareholders, the voting process, the Company’s Board of Directors, the compensation of directors and certain executive officers and other required information.

Purpose

The purpose of the Annual Meeting is to elect directors and to conduct the other business described in the Notice of the Annual Meeting of Shareholders.

Record Date and Voting Rights

The holders of our common stock (the “Common Stock”) are entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder of record thereof at the close of business on April 9, 2010 (the “Record Date”) to one vote on each of the matters to be voted upon at the Annual Meeting. As of the Record Date, we had 25,829,675 shares of Common Stock outstanding.

Shareholders vote at the Annual Meeting by casting ballots (in person or by proxy) which will be tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

Quorum; Broker Non-Votes and Abstentions

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies. A majority of the shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes are considered present for purposes of determining the presence of a quorum.

Abstentions are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Brokers only possess discretionary power over matters that are considered routine, such as the election of directors described in Proposal 9 or the approval of auditors described in Proposal 10. Shareholders are advised to forward their voting instructions promptly so as to afford brokers sufficient time to process such instructions.

Vote Required for Approval of the Proposals and Election of Directors

If a quorum is present, in order for Proposal 1 (reincorporation in Delaware), Proposal 2 (increase in authorized Common Stock), Proposal 3 (authorization of “blank-check” preferred stock), Proposal 4 (increase in maximum number of directors), Proposal 5 (elimination of cumulative voting) and Proposal 6 (authorization of the board to change the number of directors) to be approved by the shareholders, the holders of a majority of the outstanding shares of Common Stock as of the Record Date must vote in favor of the proposal. If a quorum is present, in order for Proposal 7 (authorization of the board to fill certain director vacancies), Proposal 8 (permit the election of directors by non-unanimous written consent), Proposal 9 (election of directors), Proposal 10 (ratification of auditor appointment) and Proposal 11 (amendment of the Amended and Restated 2006 Equity Incentive Plan) to be approved by the shareholders, the holders of a majority of shares represented and voting at the meeting must vote in favor of such proposals. Directors shall be elected by a plurality of votes. With respect to the election of directors, each shareholder shall be entitled to cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are normally entitled, or distribute the shareholder’s votes on the same principle among as many candidates as the shareholder thinks fit, as long as the shareholder shall have placed the candidates names in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder’s intention to cumulate the shareholder’s votes. If any one shareholder has given that notice, all shareholders may cumulate their votes for candidates in nomination.

Solicitation

Solicitation of proxies may be made by our directors, officers and regular employees by mail, telephone, facsimile transmission or other electronic media and in person for which they will receive no additional compensation. The expenses of preparing, printing and assembling the materials used in the solicitation of proxies on behalf of the Board of Directors will be borne by us. Upon request, we will reimburse the reasonable fees and expenses of banks, brokers, custodians, nominees and fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of Common Stock.

Voting of Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted as specified in the proxy. If you do not specify in the proxy how your shares are to be voted, the shares will be voted as recommended by the Board of Directors: FOR Proposal 1 (reincorporation in Delaware), Proposal 2 (increase the authorized Common Stock from 50,000,000 shares to 100,000,000 shares), Proposal 3 (authorization of 10,000,000 shares of “blank-check” preferred stock), Proposal 4 (increase in maximum number of directors from five (5) to nine (9)), Proposal 5 (elimination of cumulative voting rights of minority shareholders), Proposal 6 (authorization of the board to change the authorized number of directors to a number outside of the range specified in the bylaws), Proposal 7 (authorization of the board to fill director vacancies created by shareholder removal), Proposal 8 (permit the election of directors by non-unanimous written consent), Proposal 9 (election of four (4) director nominees), Proposal 10 (ratification of auditor appointment) and Proposal 11 (amendment to the Amended and Restated 2006 Equity Incentive Plan).

Revocation

You have the right to revoke your proxy at any time before it is voted by attending the meeting and voting in person or filing with our Secretary either a written instrument revoking the proxy or another executed proxy bearing a later date. Shareholders entitled to vote will not have any dissenters’ rights in connection with any of the matters to be voted on at the meeting.

Recommendations of the Board of Directors

This proxy solicitation is being made by the Company. The Board of Directors recommends a vote:

•
FOR approval of the proposed change of the Company’s state of incorporation from California to Delaware by means of a merger of the Company into a newly formed, wholly-owned Delaware subsidiary whose Certificate of Incorporation and Bylaws will be the Certificate of Incorporation and Bylaws of the surviving entity upon consummation of the merger (the “Surviving Entity”) (Proposal 1);

•	FOR effecting an increase of the Company’s authorized common stock from 50,000,000 shares to 100,000,000 shares (Proposal 2);

•	FOR authorizing 10,000,000 “blank check” shares of preferred stock (Proposal 3);

•	FOR increasing the maximum number of directors of the Company from five (5) to nine (9) (Proposal 4);

•	FOR the elimination of cumulative voting rights of our shareholders (Proposal 5);

•
FOR the authorization of our board of directors to amend the bylaws from time to time, without shareholder approval, to change the authorized number of directors to a number outside of the range specified in the bylaws (Proposal 6);

•	FOR the authorization of our board of directors to fill any director vacancy created by the removal of a director by our shareholders (Proposal 7);

•	FOR the approval of the right of our shareholders to elect directors by non-unanimous written consent (Proposal 8);

•
FOR the election of the four (4) nominees listed under “Election of Directors”, to serve until our next annual meeting of shareholders, and thereafter until their successors shall have been duly elected and qualified, or until their earlier resignation or removal (Proposal 9);

•
FOR the ratification of the appointment by the Board of Directors of KMJ Corbin & Company LLP (“KMJ Corbin”) as the independent auditors of our financial statements for the fiscal year ended December 31, 2010 (Proposal 10); and

•
FOR an amendment to the Company’s Amended and Restated 2006 Equity Incentive Plan (the “2006 Plan”), to increase by 1,500,000 the number of shares of Common Stock reserved for issuance under the 2006 Plan to an aggregate of 2,875,000 shares (Proposal 11).

The effectiveness of each of Proposals 1 through 8 is contingent upon the approval of all such Proposals 1 through 8.  We will not take any action on any of Proposals 1 through 8 unless all such Proposals 1 through 8 are approved.

Should any nominee named in Proposal 9 be unable to serve or for good cause will not serve as director, the persons named in the enclosed form of proxy will vote for such other person as the Board of Directors may recommend.

Other Business

As of the date of this Proxy Statement, we have no knowledge of any business other than that described in the Notice of Annual Meeting that will be presented for consideration at the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all such proxies as they shall decide.

BOARD INDEPENDENCE AND COMMITTEES

Board Independence

Our stock is quoted on the OTC Bulletin Board which does not require a majority of directors who are independent. Using the definition of “independent” as that term is defined under the rules of the NASDAQ Capital Market, we have determined that none of our directors currently in office or nominated for election in this proxy statement qualify as an independent director.

Shareholder Communications with the Board of Directors

Shareholders and other interested parties may contact the Board of Directors or the non-management director nominees as a group at the following address:

Board of Directors or Outside Director Nominee
617 W. 7th Street, Suite 1000
Los Angeles, CA 90017

All communications received at the above address will be relayed to the Board of Directors or the non-management director nominee. Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Board of Directors using the above address.

Board Meetings

During the fiscal year ended December 31, 2009, our Board of Directors held no meetings and acted via written consent on thirteen occasions.

Director Attendance at Annual Meeting of Shareholders

We do not have any policy requiring directors to be present at our Annual Meeting of Shareholders. However, we anticipate a majority of our current directors and director nominees will be present at the Annual Meeting to be held on May 24, 2010.

Committees of the Board

The Board of Directors does not have any committees.

Code of Ethics

We have adopted a code of ethics that applies to all of our employees, including our principal executive officer and principal financial officer. We will provide to any person, upon request and without charge, a copy of our Code of Ethics. Requests should be in writing and addressed to Mr. Gary Guseinov, c/o CyberDefender Corporation, 617 West 7 th Street, 10 th Floor, Los Angeles, California 90017.

Corporate Governance

Our board of directors has not yet adopted procedures by which shareholders may recommend nominees to the board of directors.

Nomination Process of Directors

Currently, we do not have a nominating committee responsible for identifying nominees to our Board of Directors. Nominees to our Board of Directors are considered, and ultimately determined, by the Board of Directors as a whole. Candidates are considered based upon various criteria. Any present and future candidates must have integrity, accountability, judgment and perspective. In addition, candidates are chosen based on their prior experience in our industry, leadership and business experience, as well as their ability to contribute toward governance, oversight and strategic decision-making. While we have not adopted a policy regarding diversity of our Board of Directors, the Board of Directors, in identifying nominees for Director, considers the diversity of experience, qualifications, attributes and skills that a potential nominee would bring to the Board of Directors. Two of our current director nominees (Gary Guseinov, our Chief Executive Officer, and Igor Barash, our Chief Product Officer) are founders of the Company with deep knowledge of our industry, one of our current director nominees (Kevin Harris) is our Chief Financial Officer and a Certified Public Accountant experienced in financial reporting who previously served as a Senior Auditor at KPMG Peat Marwick, and our fourth current director nominee (Bennet Van de Bunt) is a principal of Guthy-Renker LLC, a worldwide direct marketing company, which, through one of its affiliates, markets our line of antivirus and Internet security products.

New candidates may be identified through recommendations from members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the Board of Directors and shareholder recommendations. Evaluations of prospective candidates will include a review of the candidate’s background and qualifications and interviews with management and the existing members of the Board of Directors. The Board of Directors will consider Director nominees proposed by shareholders on the same basis as recommendations from other sources. Any shareholder who wishes to recommend a prospective nominee for consideration by the Board may do so by submitting the candidate’s name and qualifications in writing to CyberDefender Corporation, c/o Corporate Secretary, 617 W. 7th Street, Suite 1000, Los Angeles, CA 90017.

Board Leadership

The Board of Directors does not have a formal policy on whether the roles of the Chairman of the Board and the Chief Executive Officer should be separate. Since our inception in August of 2003, Gary Guseinov has served as both our Chief Executive Officer and Chairman of the Board. Mr. Guseinov is one of our co-founders and has over 12 years of start-up business experience in the e-commerce sector.

We believe that having Mr. Guseinov serve as both Chief Executive Officer and Chairman of the Board is currently the best management structure for the Company and its shareholders. As Chief Executive Officer, Gary is responsible for the day-to-day leadership and management of the Company. As Chairman of the Board, he is also responsible to provide oversight, direction and leadership to the Board of Directors. Given Mr. Guseinov’s experience as a co-founder of the Company, along with his knowledge and experience in the industry, we believe that he is in the best position to serve each of the functions described above. As the Company continues to grow, however, we will consider whether a separation of the role of the Chairman and Chief Executive Officer positions would better serve the Company.

Risk Oversight

Our Board of Directors is responsible for overseeing our risk management. Since the Board of Directors currently has not established any committees to which it has delegated powers or duties, the Board of Directors, itself, is responsible for discussing with management our financial risk assessment, corporate compliance programs, and internal audit function. Our Board of Directors regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board of Directors receives reports on risk management from senior officers of the Company as well as from outside advisors. In addition, the Board of Directors reviews and approves significant developments, dispositions, potential acquisitions, investments and strategic relationships, and considers each such transaction in the context of our overall risk profile. The Board of Directors believes that it effectively oversees the Company’s risk management function. However, as the Company continues to grow and as it anticipates listing its Common Stock on the NASDAQ Global Market under the market value of listed securities standard, the Board of Directors has assessed, and will continue to assess, whether certain functions would be better delegated to committees of the Board of Directors.

PROPOSAL 1

CHANGE COMPANY’S STATE OF INCORPORATION
FROM CALIFORNIA TO DELAWARE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” CHANGING THE COMPANY’S
STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE.

Our Board of Directors (the “Board”) has undertaken a program of corporate governance enhancement in furtherance of the Company’s NASDAQ Global Market listing application, which the Company submitted to NASDAQ on March 29, 2010. As a part of that program, the Board believes that it is in the best interests of our shareholders to change our state of incorporation from California to Delaware in order to: (a) enhance the Company’s ability to attract and retain independent directors, (b) improve the ability for majority shareholders to control the composition of the Board by eliminating cumulative voting rights of shareholders; (c) provide the Board and shareholders access to the comparatively more established jurisprudence of and judicial expertise in Delaware; and (d) enhance shareholder rights with respect to any prospective sale or merger of the Company. The Board considers the reincorporation in Delaware, under the terms specified, to be an important step in the enhancement of corporate governance and shareholder value.

The Board reached this decision following a review of corporate governance-related matters. As part of its review, the Board reviewed the specific advantages and disadvantages of changing our state of incorporation from California to Delaware. As discussed in “Principal Reasons for Reincorporation,” the Board concluded that reincorporation in Delaware on the terms specified in this Proposal, would significantly enhance our overall corporate governance profile.

In this Proposal, we refer to the current CyberDefender Corporation, a California corporation, as “CyberDefender California” and a new CyberDefender Corporation, a Delaware corporation, as “CyberDefender Delaware.”

We urge shareholders to read carefully the following sections of this Proposal, including the related appendices, before voting on this Proposal.

Approval of this Proposal by a shareholder will constitute such shareholder’s approval of each of the following: (i) the Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which CyberDefender California will be merged with and into CyberDefender Delaware; (ii) the Certificate of Incorporation of CyberDefender Delaware and (iii) the Bylaws of CyberDefender Delaware, each in substantially the form attached hereto as Appendices A, B and C, respectively.

IN ORDER FOR THE PROPOSED REINCORPORATION TO PROCEED, A VOTE OF THE MAJORITY OF ALL OUTSTANDING SHARES OF OUR COMMON STOCK MUST APPROVE THIS PROPOSAL.

Mechanics of Reincorporation

This discussion is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of CyberDefender Delaware and the Bylaws of CyberDefender Delaware, copies of which are attached hereto as Appendices A, B and C, respectively.

CyberDefender California’s authorized capital stock consists of 50,000,000 shares of Common Stock, of which 25,829,675 shares were issued and outstanding as of the Record Date, and no shares of preferred stock. At the effective time of the reincorporation, CyberDefender Delaware would have the same number of outstanding shares of Common Stock that CyberDefender California had outstanding immediately prior to the effective time of the reincorporation.

However, you should take note that CyberDefender Delaware has more authorized Common Stock than CyberDefender California, and CyberDefender Delaware has authorized preferred stock. CyberDefender Delaware’s authorized capital stock consists of a total of 110,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share. This means that at the effective time of the reincorporation, our authorized Common Stock would increase from 50,000,000 shares to 100,000,000 shares, and we will have authorized preferred stock, which CyberDefender California does not have. CyberDefender Delaware’s authorized but unissued shares of Common Stock and preferred stock would be available for future issuance as determined by the Board, and the preferred stock could be issued in one or more series with such rights, preferences and privileges as the Board may determine. However, we have no plans, proposals, or arrangements, written or otherwise, at this time to issue any of the newly authorized shares of Common Stock or preferred stock. The Board believes that the authorized capital stock of CyberDefender Delaware is consistent with the company’s need to maintain adequate capitalization in order to enable the company to raise growth capital as and when the Board deems it appropriate and in the best interests of the shareholders. Shareholders are asked to vote separately with respect to approval of the increase in the authorized shares of Common Stock (see Proposal 2) and the authorization of “blank-check” preferred stock (see Proposal 3).

This Proposal 1 would be effectuated by merging CyberDefender California into CyberDefender Delaware (the “Merger”). Upon completion of the Merger, CyberDefender California would cease to exist and CyberDefender Delaware would continue the business of our company under the name “CyberDefender Corporation”. Pursuant to the Merger Agreement, a form of which is attached hereto as Appendix A, upon the effective date of the Merger, (1) each outstanding share of CyberDefender California Common Stock would automatically be converted into one share of CyberDefender Delaware Common Stock and (2) each outstanding option to purchase CyberDefender California Common Stock would automatically be assumed by CyberDefender Delaware and would represent an option to acquire shares of CyberDefender Delaware Common Stock on the basis of one share of CyberDefender Delaware Common Stock for each one share of CyberDefender California Common Stock and at an exercise price equal to the exercise price of the CyberDefender California option. Each outstanding warrant to purchase CyberDefender California Common Stock would similarly automatically be assumed and converted into a warrant to purchase shares of CyberDefender Delaware Common Stock. Each certificate representing issued and outstanding shares of CyberDefender California Common Stock would represent the same number of shares of Common Stock of CyberDefender Delaware into which such shares are converted by virtue of the Merger.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF CYBERDEFENDER CALIFORNIA TO EXCHANGE THEIR EXISTING SHARE CERTIFICATES FOR STOCK CERTIFICATES OF CYBERDEFENDER DELAWARE. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY SO CHOOSE.

The Common Stock of CyberDefender California is currently quoted for trading on the OTC Bulletin Board under the ticker symbol “CYDE.” After the Merger, CyberDefender Delaware’s Common Stock would continue to be traded on the OTC Bulletin Board without interruption, under the same symbol. On March 29, 2010, the Company submitted an application to NASDAQ to have its Common Stock listed on the NASDAQ Global Market under the market value of listed securities standard. NASDAQ has reserved the trading symbol “CYDE” for the Company in connection with the application, so we do not anticipate any change in our trading symbol if and when our NASDAQ listing application is approved.

Under California law, the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is required for approval of the terms of this Proposal. This Proposal has been approved by CyberDefender California’s Board of Directors, which unanimously recommends a vote in favor of such proposal. If approved by the shareholders, it is anticipated that the reincorporation would become effective as soon as practicable. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the effective date if, in the opinion of the Board of Directors of either CyberDefender California or CyberDefender Delaware, circumstances arise which make it inadvisable to proceed.

Company

This Proposal would effect only a change in the legal domicile of CyberDefender California and other changes of a legal nature, many of which are described in this Proposal. The reincorporation would not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of our company. The Directors of CyberDefender California at the time of the Merger would continue as the Directors of CyberDefender Delaware. All employee benefits and stock options of CyberDefender California would be assumed and continued by CyberDefender Delaware, and each option or right to purchase shares of CyberDefender California Common Stock would automatically be converted into an option or right to purchase the same number of shares of CyberDefender Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions.

Shareholders should note that approval of this Proposal would also constitute approval of the assumption by CyberDefender Delaware of CyberDefender California’s options and other rights to purchase CyberDefender California capital stock. Shareholder approval of this Proposal would also constitute approval of the assumption by CyberDefender Delaware of CyberDefender California’s Amended and Restated 2006 Equity Incentive Plan and 2005 Stock Option Plan. CyberDefender California’s other employee benefit arrangements would also be continued by CyberDefender Delaware upon the terms and subject to the conditions in effect prior to the Merger. Prior to the effective date of the Merger, CyberDefender California would seek to obtain any required consents to the Merger from parties with whom it may have material contractual arrangements. Assuming such consents are obtained, CyberDefender California’s rights and obligations under such material contractual arrangements would be assumed by CyberDefender Delaware.

CyberDefender California does not, and CyberDefender Delaware therefore would not, have any collective bargaining agreements with employees or employ anyone that resides in Delaware. As a result, reincorporating in Delaware should have no effect on any labor contracts covering persons employed in Delaware.

Principal Reasons for Reincorporation

The State of Delaware has been a leader in adopting a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations organized under Delaware law. Our company’s decision to reincorporate in the state of Delaware is due in large part to Delaware’s history of comprehensiveness and flexibility of its corporate laws and its tradition of promoting progressive principles of corporate governance.

Enhanced Ability to Attract and Retain Independent Directors

The current emphasis on issues of corporate governance brought about by the recent worldwide economic crisis has increased the overall demand for highly qualified independent directors. Because of its flexibility and familiarity to prospective directors, Delaware law provides, as noted above, a more favorable environment for directors to serve the bests interests of our company and its shareholders. According to a recent survey, a majority of U.S. publicly-traded companies are incorporated in Delaware. Additionally, the enhanced certainty regarding the indemnification of officers and directors and limitation of liability of directors under Delaware law enables corporations organized in Delaware to compete more effectively to seek out and retain qualified directors than their peer companies that are not organized in Delaware.

Enhanced Ability of the Majority of Shareholders to Control Board Composition

The majority shareholders of a Delaware corporation would have greater ability to exercise control because Delaware law does not require cumulative voting. Cumulative voting is often used when a minority shareholder (or shareholder group) is otherwise unable to persuade the majority to elect one or more nominees for the election of directors. Under cumulative voting, a shareholder may cast as many votes as shall equal the number of votes that such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected. The holder may cast all such votes for a single director or distribute the votes among two or more directors. Thus, minority shareholders are often able to use cumulative voting to elect one or more directors to the corporation’s board of directors. The Board believes that directors so elected by a minority shareholder who was unable or unwilling to persuade the majority of shareholders would then act to advance courses of action with respect to which the majority shareholders were not persuaded. Oftentimes, such situations lead to impediment and frustration of the intentions of the majority of shareholders.

Predictability, Flexibility and Responsiveness of Delaware Law

Delaware courts have, over many years, established a jurisprudence that is far more thorough and broadly applied on questions regarding the principles of corporate governance than any other state’s courts. As a result, corporations that are organized under Delaware law are often at an advantage over their peers that are organized under the laws of other states in that Delaware corporations can draw upon these well-established and consistently interpreted principles when making business and legal decisions. Consequently, Delaware is the preferred state of incorporation for most publicly traded companies in the U.S.

Additionally, because so many companies are incorporated in Delaware, Delaware courts are often the first in the country to issue rulings on rights and obligations in important new issues relating to corporate governance. Because Delaware courts were among the first and most influential to address these issues, many California corporations have looked to Delaware law for guidance on these issues. We believe that the clarity provided on these issues is ultimately beneficial to both our company and our shareholders because it provides a more reliable foundation upon which corporate governance decisions can be made.

Delaware’s court system also provides swift and efficient resolutions in corporate litigation. Delaware has a specialized Court of Chancery that hears corporate law cases. Furthermore, appeals to the Supreme Court of Delaware in important corporate cases can be made and decided very quickly. The fact that issues of corporate governance are frequently addressed first in Delaware contributes to an efficient and expert court system and bar. In contrast, disputes regarding California corporate law are heard by the Superior Court, the general trial court in California that hears all types of cases, from criminal to civil, which has been known in the past to experience lengthy delays in resolving cases, and to produce outcomes that are inconsistent from court to court. The highly specialized nature of the Delaware court system is therefore widely believed to result in more consistent and timely rulings.

Our Board has therefore identified the following overall benefits of Delaware’s corporate legal framework in reaching its decision to propose reincorporating in Delaware:

•	The Delaware General Corporate Law (“DGCL”) is generally acknowledged to be the most advanced and flexible state corporate statute in the United States;

•
The Delaware General Assembly each year considers and adopts statutory amendments, many proposed by the Corporation Law Section of the Delaware State Bar, in an effort to ensure that the Delaware corporate statute continues to be responsive to the changing needs of businesses;

•
The Delaware Court of Chancery routinely handles cases involving complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country;

•	The Delaware Supreme Court is also well regarded and is timely and highly responsive in cases involving complex corporate issues; and

•
The well-established body of case law construing Delaware law has developed over the last century and provides businesses with a greater predictability than the case law in most, if not all, other jurisdictions.

Enhanced Shareholder Rights In Connection with a Sale or Merger of the Company

In this Proposal to reincorporate in Delaware, the Board has sought to achieve parity of statutory treatment of any prospective sale or merger of the Company, whether under CyberDefender California or CyberDefender Delaware. Therefore, the Board has chosen to “opt out” of Delaware’s “freeze-out” statute, referred to herein as “DGCL 203”. The Board also recognizes that Delaware law would provide shareholders with enhanced rights of appraisal in the event of any sale or merger. These points are discussed in more detail below.

Delaware Law. Under Delaware law, a corporation may adopt certain measures to mitigate its vulnerability to unsolicited takeover attempts through amendment of the corporate charter documents, adoption of shareholder rights plans or otherwise. Moreover, DGCL 203 imposes certain restrictions on parties attempting to seize control of Delaware corporations. Unsolicited takeovers can involve attempts to seize control without acquiring all outstanding shares, and without paying a fair value to the shareholders of a company.

However, in light of prevailing commentary on this subject, and considering the position taken by leading proxy advisory firms, the Board has elected in this Proposal to “opt-out” of DGCL 203.

In the discharge of its fiduciary duty to the shareholders, our Board may consider, at some point in the future, implementing certain defensive strategies allowed under Delaware law that are designed to enhance the Board’s ability to negotiate with an unsolicited bidder; such defensive strategies and negotiations may result in the offer of a price-per-share premium above the then-current trading price of our company’s stock that may not be available to shareholders in the absence of such defensive strategies and negotiations. Such strategies could include, but are not limited to, the adoption of a shareholder rights plan that would become effective upon certain pre-determined circumstances. With respect to implementing such defensive strategies, our Board believes that Delaware law is preferable to California law because of the substantial judicial precedent that exists in Delaware regarding the legal principles that govern the implementation and use of such defensive strategies. As either a California corporation or a Delaware corporation, our company could implement some of these same defensive measures, but as a Delaware corporation, our Board and our shareholders would benefit from the greater guidance and predictability in such matters afforded by Delaware law, as well as the greater number of precedents of Delaware corporations using such strategies to increase the amounts of any offers that may be made for control or ownership of our company.

Possible Anti-takeover Effects of Proposals 2, 3, 5, 6 and 7

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any action that may be used as an anti-takeover mechanism. For example, the authorization of additional shares of Common Stock (as discussed in Proposal 2) would permit the Board to issue additional shares of Common Stock or rights to acquire Common Stock to resist or frustrate a third party transaction by, for example, diluting the stock ownership of persons seeking control of the Company. Additionally, the authorization of shares of “blank-check” preferred stock (as discussed in Proposal 3) would give the Board the ability, without additional shareholder approval, to issue shares of preferred stock with such rights, preferences and privileges as determined by the Board, which similarly could be employed as an anti-takeover defense by, for example, giving preferred stockholders the right to designate one or more members of the Board in any election of directors. However, the increase in the authorized number of shares of Common Stock and the authorization of shares of “blank-check” preferred stock are not being undertaken in response to any effort of which the Board is aware by any person seeking to accumulate shares of Common Stock or gain control of the Company. The purpose of the increase in the number of authorized shares of Common Stock and the authorization of “blank-check” preferred stock is to provide the Company with increased flexibility in its capital structure to enable further equity financing transactions and enable the Company to conserve its cash reserves if and to the extent the Board determines to make acquisitions in the future using equity consideration in lieu of cash. We have no plans, proposals, or arrangements, written or otherwise, at this time to issue any of the newly authorized shares of Common Stock or preferred stock. Nevertheless, the increased authorized Common Stock and newly created authorized preferred stock would enable the Board to implement the anti-takeover defenses described above, which could disadvantage shareholders who might otherwise benefit from the acquisition of control of the Company by a third party.

Additionally, certain other changes to our governing documents in connection with our reincorporation in Delaware could have anti-takeover effects. For example, as discussed further in Proposal 5, we have proposed the elimination of cumulative voting rights of our shareholders. Cumulative voting makes it possible for minority shareholders to elect their own representatives to the Board and can be particularly important in proxy contests where, absent cumulative voting, majority shareholders can prevent minority shareholders from gaining representation on the Board. Similarly, elimination of cumulative voting would limit the ability of persons seeking to accumulate shares of Common Stock in a takeover bid from gaining representation on the Board before acquiring control of the Company. This could frustrate takeover bids that might otherwise be beneficial to minority shareholders.

We have also proposed giving the Board the authority to expand the size of the Board outside of the range specified in the Company’s bylaws (see Proposal 6). This proposal would enable the Board to create new vacancies on the Board and fill those vacancies with additional directors who share the same judgment as the existing directors regarding the management and direction of the Company, which judgment may include frustrating or resisting a particular takeover bid. By expanding the Board and filling newly created vacancies, the Board could make it too costly or time consuming for a bidder to elect a controlling number of directors to the Board, which could cause a bidder to cease its takeover bid entirely or delay a successful bidder from controlling the Board. Similarly, our proposal to give the Board the authority to fill director vacancies created by the removal of directors by shareholders (see Proposal 7) could enable the Board to negate the effect of a director’s removal by replacing the director with one who shares the same judgment as the directors remaining in office, which judgment may include resisting a particular takeover bid.

While it is possible that the Board could use the additional powers of the Board to control the Board’s composition, as described above, to resist or frustrate a takeover bid, we have no plans, proposals or arrangements, written or otherwise, at this time to use such powers as an anti-takeover mechanism or to adopt any other provisions or other mechanisms that may have anti-takeover consequences.

Section 203 of the DGCL . The Board also recognizes that certain aspects of Delaware law could be considered to have anti-takeover implications that could be construed as unfavorable to shareholder interests. The most significant of these provisions is Section 203, which restricts certain “business combinations” with “interested stockholders” (generally, a person who acquires 15% or more of the outstanding voting stock of the corporation without prior board approval) for three years following the date that a person becomes an interested shareholder, unless the Board of Directors approves the business combination.

As stated above, our Board does not intend, as a part of its proposed reincorporation, to ask shareholders to adopt any new anti-takeover defenses, even in those areas where Delaware law may provide greater freedom to do so. Consequently, the Certificate of Incorporation of CyberDefender Delaware, attached hereto as Appendix B, contains a provision opting out of Section 203. As a result, CyberDefender Delaware would not be subject to Section 203.

Please take note that, although our Board has designed the reincorporation for purpose of protecting shareholder interests, certain aspects of the reincorporation, including the decision to opt out of Section 203, could ultimately be disadvantageous to individual shareholders or groups of shareholders. For example, DGCL 203 has been used successfully to extract a price premium from unsolicited bidders for control or ownership of Delaware corporations, where such premiums may not otherwise have been available. For a detailed discussion of the DGCL and other differences between California and Delaware corporate law that may affect your rights as a shareholder, see “Comparison of the Corporation Laws of California and Delaware.”

Comparison of the Charter Documents of CyberDefender California and CyberDefender Delaware

The rights of our shareholders are currently governed by CyberDefender California’s amended Articles of Incorporation, its Bylaws and the California General Corporation Law (the “CGCL”). As a result of the Merger, CyberDefender California’s shareholders would become shareholders of CyberDefender Delaware.

With certain exceptions, the provisions of the CyberDefender Delaware Certificate of Incorporation and Bylaws are similar to those of the CyberDefender California Articles of Incorporation and Bylaws. The descriptions below are a summary and they are qualified in their entirety by reference to the respective corporation laws of California and Delaware and to the full text of the Amended and Restated Articles of Incorporation and the Bylaws of CyberDefender California and the Certificate of Incorporation and the Bylaws CyberDefender Delaware.

Size of the Board of Directors

California law provides that the number of directors of a corporation may be fixed in the corporation’s articles of incorporation or bylaws, or a range may be established for the number of directors, with the board of directors itself given authority to fix the exact number of directors within such range. The amended Bylaws of CyberDefender California specify a range of three to five for the number of directors and authorize the Board to fix the exact number of directors within that range. The number of directors of CyberDefender California is currently fixed at four. CyberDefender California’s amended Bylaws permit an increase in the maximum number of directors only with the approval of the holders of at least a majority of the outstanding voting shares of CyberDefender California.

Delaware law provides that, unless a corporation’s certificate of incorporation fixes the number of directors, the number shall be fixed by, or in the manner provided in, the corporation’s bylaws. The Certificate of Incorporation of CyberDefender Delaware does not fix the number of directors. The Bylaws of CyberDefender Delaware establish a range of three to nine for the number of directors and authorizes the board of directors to fix the exact number of directors within this range. Changes outside of these limits may be made only by amendment to the Bylaws of CyberDefender Delaware, which may be amended by the board of directors, although any amendment enacted by the board of directors may be repealed by the stockholders. The Certificate of Incorporation and Bylaws of CyberDefender Delaware therefore give the board greater flexibility to expand the size of the board of directors, and would make it more difficult for stockholders of the Company to control the addition of directors to the board, thereby making it more difficult to control the composition of the board of directors in between annual stockholder meetings. Shareholders are asked to vote separately with respect to the increase in the maximum number of directors (see Proposal 4) and the authorization of the board of directors to change the number of authorized directors outside of the range specified in the Bylaws of CyberDefender Delaware (see Proposal 6).

If this Proposal is approved, all of the directors of CyberDefender California would continue to serve as directors of CyberDefender Delaware following the Merger until the next annual meeting off shareholders, and thereafter until their successors shall have been duly elected and qualified, or until their earlier resignation or removal.

Quorum of Directors

The Bylaws of CyberDefender California provide that a quorum for all meetings of the Board shall consist of all of the authorized number of directors of the Company until changed by amendment to the Bylaws. This provision dates back to a time when the Company had only two directors. The Board believes this provision is not suitable for a board consisting of greater than two directors. Therefore, the Bylaws of CyberDefender Delaware provide that a majority of the number of directors fixed in the manner provided by the Bylaws shall constitute a quorum for the transaction of business by the Board. This change will make it easier for the Board to convene and transact business, especially when the Board is expanded to meet the requirements of NASDAQ.

Cumulative Voting

Under a cumulative voting regime, a shareholder is permitted to cast as many votes as there are directors to be elected multiplied by the number of shares registered in such shareholder’s name. Such votes may be cast for a single nominee or may be distributed among any two or more nominees. California law permits any shareholder to cumulate his or her votes in the election of directors upon proper notice of the intention to do so. Under Delaware law, cumulative voting is not permitted unless it is expressly authorized in the certificate of incorporation. In keeping with this general rule and the practices of most companies incorporated in Delaware, the Certificate of Incorporation of CyberDefender Delaware would not provide for cumulative voting. The shareholders rights with respect to cumulative voting would, therefore, change if this Proposal is approved.

The Board believes that it is the general practice of companies incorporated in Delaware not to provide for cumulative voting because cumulative voting has the effect of giving disproportionate power to minority shareholders over and at the expense of the interests of the majority of shareholders. Cumulative voting tends to be used specifically in instances in which minority shareholders hold views not held by the majority. By cumulating votes, a minority shareholder can leverage its minority position in order to elect a nominee to a board of directors. By design, such nominee, once on the board of directors, then serves the interests of the minority investor that elected him over the interests of the majority of shareholders, and will tend to act to frustrate the will of the majority of shareholders. After careful review, the Board believes that cumulative voting is typically used to advantage a minority investor who is unable to persuade the majority to vote for his interests. By eliminating cumulative voting, therefore, our Board believes that an enhanced environment is created whereby the Board and our management can give greater consideration to the desires of our majority shareholders.

Shareholders are asked to vote separately with respect to the elimination of cumulative voting rights of the shareholders (see Proposal 5).

Filling Vacancies on the Board of Directors

Under California law, any vacancy on a corporation’s board of directors, other than one created by the removal of a director by shareholders, may be filled by the board of directors. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by the removal of a director by shareholders may be filled only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. CyberDefender California’s Articles of Incorporation and Bylaws do not authorize directors to fill vacancies created by the removal of a director by shareholders.

The Certificate of Incorporation and Bylaws of CyberDefender Delaware would also permit the majority of directors then in office to fill Board vacancies and newly created directorships. However, in contrast to California law and CyberDefender California’s Bylaws and Articles of Incorporation, Delaware law and CyberDefender Delaware’s Certificate of Incorporation and Bylaws would also permit the majority of directors then in office to fill any vacancy created by the removal of a director by shareholders. This would give the Board an added level of power to control the composition of the Board.

Shareholders are asked to vote separately with respect to the authorization of the board of directors to fill director vacancies that have been created by the removal of directors by the shareholders from time to time (see Proposal 7).

Shareholder Power to Call Special Shareholders’ Meeting

Under California law and the Bylaws of CyberDefender California, a special meeting of shareholders may be called by the Board, the Chairman of the Board, the President of CyberDefender California, or the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting. California law authorizes charter or bylaw provisions identifying additional persons who may call special meetings, although no such additional persons are identified in the Articles of Incorporation or Bylaws of CyberDefender California.

The proposed Certificate of Incorporation and Bylaws of CyberDefender Delaware provide that a special meeting of shareholders may be called by the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary of CyberDefender Delaware, or, just as in the Bylaws of CyberDefender California, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting. No additional persons are identified in the Certificate of Incorporation or Bylaws of CyberDefender Delaware to call special meetings. Delaware law provides that a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws.

Shareholder Power To Act by Written Consent

Under California law and the Bylaws of CyberDefender California, shareholders may act by written consent with regard to any action required or permitted to be taken at an annual or special meeting, if written consents signed by the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided, however, that in the case of the election of directors by written consent, such consent would be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors. In contrast, the proposed Certificate of Incorporation and Bylaws of CyberDefender Delaware would make any written consent of stockholders, including, without limitation, a written consent for the election of directors, effective if signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. However, under Delaware law, if a written consent to elect directors is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action. Shareholders are asked to vote separately with respect to the approval of the right of the shareholders to elect directors by non-unanimous written consent in the manner set forth in the Bylaws of CyberDefender Delaware (see Proposal 8).

Principal Disadvantages Imposed on Shareholders as a Result of the Reincorporation in Delaware

Despite the belief of the Board as to the benefits or advantages of reincorporation in Delaware, some shareholders may find the reincorporation in Delaware disadvantageous for several reasons. As discussed above, Delaware law, unlike California law, contains statutory provisions intended to discourage certain takeover attempts of Delaware corporations which are not approved by the board of directors. As noted above, the most significant of these provisions is DGCL Section 203, which restricts certain business combinations with “interested stockholders”. While the Certificate of Incorporation of CyberDefender Delaware contains a provision “opting out” of Section 203, the decision to opt out of Section 203 ultimately could be disadvantageous to individual shareholders or groups of shareholders. For example, DGCL 203 has been used successfully to extract a price premium from unsolicited bidders for control or ownership of Delaware corporations, where such premiums may not otherwise have been available.

As discussed below, the Certificate of Incorporation of CyberDefender Delaware will provide for the elimination of liability of the directors to the fullest extent permissible under Delaware law. While the current Certificate of Incorporation of CyberDefender California similarly contains provisions providing for the elimination of liability of the directors to the fullest extent permissible under California law, it is generally believed that Delaware law provides greater protection to directors than California law. As such, the application of Delaware law with respect to director liability could operate to the potential disadvantage of the stockholders of the Company. For example, it may have the effect of reducing the likelihood of the Company’s recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefitted the Company and its shareholders.

The proposed Certificate of Incorporation of CyberDefender Delaware authorizes the issuance of up to 10,000,000 shares of preferred stock by the Board, without any further vote or action by the Company's shareholders, in one or more series and authorizes the Board to determine the designations, powers, preferences and rights thereof. Although the Company has no current plans to issue any additional shares preferred stock, the rights of the holders of shares of Common Stock would be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. Issuance of preferred stock could have the effect of delaying, deterring or preventing a change in control of the Company, including the imposition of various procedural and other requirements that could make it more difficult for holders of Common Stock to effect certain corporate actions, including the ability to replace incumbent directors and to accomplish transactions opposed by the incumbent board of directors. The proposed Certificate of Incorporation of CyberDefender Delaware also increases the authorized Common Stock of the Company from 50,000,000 shares to 100,000,000 shares, which, to the extent the Company issues such available authorized Common Stock or issues rights to acquire such Common Stock, would dilute the existing stockholders and could be used by the Board to resist or frustrate a third party transaction by, for example, diluting the stock ownership of persons seeking control of the Company. This ultimately could be disadvantageous to shareholders who might otherwise benefit from the acquisition of control of the Company by a particular bidder.

The proposed Bylaws of CyberDefender Delaware would empower the Board to fill vacancies created by the removal of directors by the stockholders and expand the Board to a number outside the range specified in the Bylaws, neither of which is permitted by the Articles of Incorporation or Bylaws of CyberDefender California and, therefore, are not permitted under California law. The Board could implement these new powers following the reincorporation in Delaware to resist or frustrate a takeover bid by making it too costly or time consuming for a bidder to take control of the Board, thereby discouraging the takeover bid entirely. This ultimately could be disadvantageous to shareholders who might otherwise benefit from the acquisition of control of the Company by a particular bidder.

Furthermore, it should be noted further that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. For example, as discussed above, under Delaware law, cumulative voting is not permitted unless it is expressly authorized in the certificate of incorporation. Without having cumulative voting rights, minority shareholders are adversely affected since they are unable to cumulate their votes to vote for the election of directors, and may be unable to influence the election of any directors.

Comparison of the Corporation Laws of California and Delaware

The following provides a general summary of the principal differences between the General Corporation Laws of California and Delaware. It is not an exhaustive description of the differences between the two states’ laws as it is impractical to summarize all of such differences in this Proposal. Certain principal differences beyond those discussed in “Comparison of the Charter Documents of CyberDefender California and CyberDefender Delaware” that could materially affect the rights of shareholders include the following:

Classified Board of Directors

A classified board is a board in which directors are divided into multiple classes with staggered terms. California law requires, with an exception applicable to certain publicly-traded companies, that directors be elected annually and, therefore, does not permit the creation of a classified board. Under the exception, a corporation that is listed on the New York Stock Exchange or Nasdaq may create and elect a classified board. By contrast, Delaware law permits, but does not require, the adoption of a classified board of directors, pursuant to which the directors can be divided into as many as three classes with three-year staggered terms of office and with only one class of directors coming up for election each year.

Our Board is not proposing to implement a classified board in connection with the implementation of the reincorporation.

Removal of Directors

Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. No individual director, however, may be removed (unless the entire board is removed) if the number of votes cast against the removal would be sufficient to elect the director under cumulative voting.

Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed, with or without cause, by the holders of a majority of the outstanding shares entitled to vote at an election of directors. As indicated in “Comparison of the Charter Documents of CyberDefender California and CyberDefender Delaware,” the CyberDefender Delaware Certificate of Incorporation and Bylaws do not provide for a classified board or cumulative voting.

Interested Director Transactions

Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable simply because of such interest provided that certain conditions are met, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure. With certain exceptions, the conditions are similar under California and Delaware law. Under California law, after full disclosure of the material facts, either the shareholders or the board of directors must approve any such contract or transaction and, in the case of board approval, the contract or transaction must also be “just and reasonable” or, if there was no disclosure, the contract or transaction must have been “just and reasonable” as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under Delaware law, a contract or transaction will not be void or voidable if it is approved, after full disclosure, by a majority of the disinterested directors a majority of shareholders or it if is fair to the corporation at the time it is authorized, approved or ratified.

Under California law, to shift the burden of proof on the validity of the contract by shareholder approval, the interested director would not be entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. To shift the burden of proof on the validity of the contract by board approval, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum).

Under Delaware law, if board approval is sought to shift the burden of proof on the validity of the contract, the contract or transaction must be approved by a majority of the disinterested directors (even if less than a majority of a quorum). Therefore, certain transactions that a California corporation might not be able to approve, because of the number of interested directors, could be approved by a majority of the disinterested directors of a Delaware corporation, although less than a majority of a quorum.

Our Board is not aware of any plans to propose any transaction involving directors that could not be approved under California law, but could be approved under Delaware law.

Indemnification and Limitation of Liability

California and Delaware have similar laws permitting a corporation to indemnify, with certain exceptions, its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt charter and bylaw provisions that effectively eliminate the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Delaware law does, however, differ to some extent from California law insofar as it takes a somewhat more lenient approach in allowing corporations to indemnify and limit the liability of corporate agents. Certain of the differences between the limitation of liability and indemnification permitted under California and Delaware law are summarized below.

Indemnification . Indemnification is permitted by both California and Delaware law, provided the requisite standard of conduct is met. California law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise.

Delaware law generally permits indemnification of expenses, including attorneys’ fees, judgments, fines and amounts actually and reasonably incurred by an officer, director employee or agent (a “covered person”) in the defense or settlement of a direct or third-party action, and it permits indemnification of expenses actually and reasonably incurred by a covered person in an action by or in the right of the corporation, in either case upon a determination that the covered person has met the applicable standard of conduct. For a person who is an officer or director at the time the determination is made, the determination must be made by (1) a majority vote of disinterested directors (even though less than a quorum), (2) a committee comprised of and established by a majority vote of such disinterested directors (even if less than a quorum), (3) independent legal counsel in a written opinion if there are no such directors or such directors so direct or (4) the shareholders that the person seeking indemnification has satisfied the applicable standard of conduct. Without requisite court approval, however, no indemnification may be made in the defense of any derivative action in which the person is found to be liable in the performance of his or her duty to the corporation.

California law generally permits a corporation to indemnify any director, officer, employee or agent of the corporation for expenses, monetary damages, fines, and settlement amounts to the extent actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (1) majority vote of a quorum of disinterested directors, (2) independent legal counsel in a written opinion if such a quorum of directors is not obtainable, (3) shareholders, with the shares owned by the person to be indemnified, if any, not being entitled to vote thereon or (4) the court in which the proceeding is or was pending upon application made by the corporation, agent or other person rendering services in connection with the defense, whether or not the application by such person is opposed by the corporation, that the person seeking indemnification has satisfied the applicable standard of conduct.

With respect to derivative actions, however, California law prohibits indemnification, unless with court approval, for any person judged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders. In addition, by contrast to Delaware law, California law requires indemnification only when the individual being indemnified was successful on the merits in defending the action.

Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. Such expenses may be paid in advance of former officers and directors and employees and agents of a Delaware corporation upon such terms and conditions as the corporation deems appropriate. In addition, the laws of both states authorize a corporation’s purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy. California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law.

CyberDefender California’s Articles of Incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law. CyberDefender California’s Bylaws make indemnification of directors mandatory in cases where CyberDefender California is permitted by applicable law to indemnify its directors. In a similar way, the Bylaws and Certificate of Incorporation of CyberDefender Delaware require indemnification to the maximum extent permissible under applicable law.

If this Proposal is approved, in connection with Merger, CyberDefender Delaware would assume the indemnification agreements that CyberDefender California has previously entered into with each of the Directors and executive officers of our company and all references in the agreements to California law and the Articles and Bylaws of CyberDefender California would be changed to reference Delaware law and the Certificate of Incorporation and Bylaws of CyberDefender Delaware. A vote in favor of this Proposal also constitutes approval of the assumption of such indemnification agreements by CyberDefender Delaware.

California and Delaware corporate law, the CyberDefender California Articles of Incorporation and Bylaws and the CyberDefender Delaware Certificate of Incorporation and Bylaws may permit indemnification for liabilities under the Securities Act of 1933, as amended (“Securities Act”) or the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Board of Directors has been advised that, in the opinion of the U.S. Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act and the Exchange Act may be contrary to public policy and, therefore, may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Limitation of Liability . The Certificate of Incorporation of CyberDefender Delaware eliminates the liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as directors to the fullest extent permitted by Delaware law, as that law exists currently and as it may be amended in the future. Under Delaware law, a director’s monetary liability may not be eliminated or limited by a corporation for: (1) breaches of the director’s duty of loyalty to the corporation or its shareholders; (2) acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law; (3) the unlawful payment of dividends or unlawful stock repurchases or redemptions under Section 174 of the DGCL or (4) transactions in which the director received an improper personal benefit. Under Delaware law, a provision in the charter documents that limits a director’s liability for the violation of, or otherwise relieves the corporation or its directors from complying with federal or state securities laws is prohibited. Such provisions also may not attempt to limit the availability of non-monetary remedies such as injunctive relief or rescission for a violation of federal or state securities laws.

California law does not permit the elimination of monetary liability where such liability is based on: (1) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law; (2) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (3) any transaction from which a director derived an improper personal benefit; (4) acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders; (5) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders; (6) interested transactions between the corporation and a director in which a director has a material financial interest and (7) liability for improper distributions, loans or guarantees. Therefore, under California law, monetary liability may exist in circumstances where it would be eliminated under Delaware law.

Both the Articles of Incorporation of CyberDefender California and the Certificate of Incorporation of CyberDefender Delaware provide for the elimination of the liability of the directors to the fullest extent permissible under California and Delaware law respectively. Because of its general belief that Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law, our Board believes that the proposed reincorporation and the attendant adoption of the CyberDefender Delaware Certificate of Incorporation will give our company greater ability to attract and retain qualified directors and officers. Our Board further believes that the reincorporation will enable our Directors to make decisions that are in the best interest of our company and its shareholders in a corporate environment in which the likelihood of frivolous shareholder suits against them is decreased.

Inspection of Shareholders’ List and Books and Records

California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of board and shareholder proceedings for a purpose reasonably related to such person’s interest as a shareholder. In addition, California law provides for an absolute right to inspect and copy the corporation’s shareholder list by persons who hold an aggregate of five percent or more of a corporation’s voting shares or who hold one percent or more of such shares and have filed a Schedule 14A with the SEC.

Like California law, Delaware law permits any shareholder of record to inspect a list of shareholders and the corporation’s other books and records for any proper purpose reasonably related to such person’s interest as a shareholder, upon written demand under oath stating the purpose of such inspection and completion of certain other procedures. Delaware law, however, contains no provision comparable to the absolute right of inspection of the corporation’s shareholder list provided by California law to certain shareholders, as described above. However, we have included a clause in the Bylaws of CyberDefender Delaware in order to provide that CyberDefender Delaware would continue to practice the approach taken by California law, namely that certain shareholders, as described above, would have an absolute right of inspection of the corporation’s shareholder list.

Approval of Certain Corporate Transactions

Under both California and Delaware law, with certain exceptions, any merger, consolidation or sale of all or substantially all the assets must be approved by the board of directors and by a majority of the outstanding shares entitled to vote. Under California law, similar board and shareholder approval is also required in connection with certain additional acquisition transactions. See “Appraisal/Dissenters’ Rights.”

Class Voting in Certain Corporate Transactions

California law generally differs from Delaware law with respect to shareholder approval of any merger, certain sales of all or substantially all the assets of a corporation and certain other transactions. Under California law, such transactions must be approved by a majority of the outstanding shares of each class of stock (without regard to limitations on voting rights). By contrast, Delaware law does not generally require class voting, except in connection with certain amendments to the certificate of incorporation that, among other things, adversely affect the rights, powers or preferences of a class of stock.

Appraisal/Dissenters’ Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of the shares held by such shareholder (as determined by agreement of the corporation and the shareholder or by a court) in lieu of the consideration such shareholder would otherwise receive in the transaction.

Under Delaware law, appraisal rights are only available in connection with a merger or consolidation. Appraisal rights generally are not available for the shares of any class or series of stock that were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, provided that such rights are available for such shares if the holders thereof are required by the terms of the agreement of merger or consolidation to accept for such stock anything except (a) shares of stock of the surviving or resulting corporation (b) shares of stock of any other corporation that, at the effective date of the merger or consolidation, will be either listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash in lieu of fractional shares, or (d) any combination of the shares of stock and cash in lieu of fractional shares. In addition, appraisal rights are not available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in Section 251(f) of DGCL.

California law differs from Delaware law with respect to appraisal rights (which are referred to as “dissenters’ rights” under California law) insofar as California law does not provide for such rights for shares listed on a national securities exchange immediately prior to the transaction unless the holders of at least five percent of the outstanding shares claim such rights or transfer of the shares is restricted by the corporation or any law or regulation. Such rights are also generally not available where the shareholders of the corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization, equity securities constituting more than 83.3% of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Merger). Thus, appraisal rights are not available to shareholders of CyberDefender California under California law with respect to the reincorporation described in this Proposal.

Dividends and Repurchase of Shares

California law does not utilize concepts of par value for shares or statutory definitions of capital, surplus and similar concepts. Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. Surplus is defined as the excess of a corporation’s net assets ( i.e. , its total assets minus its total liabilities) over the capital. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, may be valued at their fair market value as determined by the board of directors, regardless of their historical book value.

Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and including repurchases of its shares) unless either (1) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (2) immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets, as defined, would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such tests are applied to California corporations on a consolidated basis. Under California law, there are certain exceptions to the foregoing rules for repurchases of shares in connection with certain rescission actions and certain repurchases pursuant to employee stock plans.

CyberDefender California does not currently maintain a share repurchase program. Under California law, repurchase programs are subject to certain restrictions that are not present in Delaware law. Delaware law, however, provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. If we were to reincorporate in Delaware, we may be able to implement a share repurchase program with fewer restrictions than is the case under California law, thereby facilitating our Board’s ability to return value to our shareholders.

Dissolution

Under California law, shareholders holding 50% or more of the total voting power may elect to require a corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Shareholders who have not voted in favor of dissolution may prevent the dissolution by purchasing for cash at fair market value the shares of the parties attempting to initiate the dissolution.

By contrast, under Delaware law, shareholders holding 100% of the total voting power of the corporation must approve dissolution unless the board of directors approves the proposal to dissolve. If the dissolution is initiated by the board of directors, it may be approved by the holders of a simple majority of the corporation’s outstanding shares entitled to vote. Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions to enable a corporation to prevent a board-initiated dissolution scenario. CyberDefender Delaware’s Certificate of Incorporation contains no such supermajority voting requirement, however, and the vote of the holders of a majority of the outstanding shares would be sufficient to approve a dissolution of CyberDefender Delaware which had previously been approved by its Board of Directors.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware law differs from California law insofar as it does not have such a bond requirement. However, under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his stock thereafter came to be owned by him by operation of law.

Application of the CGCL to Delaware Corporations

Under Section 2115 of the CGCL, certain foreign corporations ( i.e. , corporations not organized under California law) are subject to a number of key provisions of the CGCL. Such corporations are included in a special category (referred to in this discussion as “quasi-California” corporations) if they have characteristics of ownership and operation which indicate that they have significant contacts with California. These characteristics include the following: (1) more than half of the corporation’s outstanding voting securities being held of record by persons or entities domiciled in California and (2) the average of a “property factor, sales factor and payroll factor” (as defined under California law) exceeds a 50% threshold. Key provisions of the CGCL to which a Delaware corporation would be subject are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors unless certain requirements are met, standard of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters’ appraisal rights and inspection of corporate records. See “Comparison of the Corporation Laws of California and Delaware.”

However, an exemption from Section 2115 is provided for corporations whose shares are listed on the New York Stock Exchange or Nasdaq. If CyberDefender Delaware’s shares become listed on NASDAQ after the Merger, then CyberDefender Delaware would become exempt from the provisions of Section 2115.

Federal Income Tax Considerations

The following is a discussion of certain federal income tax considerations with respect to the Merger that are generally applicable to holders of CyberDefender California capital stock who receive CyberDefender Delaware capital stock in exchange for their CyberDefender California capital stock in the Merger. This summary is for general information purposes only and does not purport to address all the federal income tax considerations that may be relevant to particular shareholders of CyberDefender California in light of their particular circumstances or who are subject to special treatment under the federal income tax laws (such as shareholders that are dealers in securities, foreign persons or shareholders that acquired their shares in connection with a stock option plan or other compensatory transaction). Furthermore, no foreign, state or local tax considerations are addressed herein. This summary is based on current federal income tax law, which is subject to change at any time, possibly with retroactive effect. ALL SHAREHOLDERS OF CYBERDEFENDER CALIFORNIA ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER.

Subject to the limitations, qualifications and exceptions described herein, and assuming the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

(a)
No gain or loss should be recognized by a shareholder of CyberDefender California who exchanges all of such shareholder’s CyberDefender California capital stock for CyberDefender Delaware capital stock in the Merger;

(b)
The aggregate tax basis of the CyberDefender Delaware capital stock received by a shareholder of CyberDefender California in the Merger should be equal to the aggregate tax basis of CyberDefender California capital stock surrendered in exchange therefor; and

(c)
The holding period of the CyberDefender Delaware capital stock received in the Merger should include the period for which the CyberDefender California capital stock surrendered in exchange therefor was held, provided that the CyberDefender California capital stock is held as a capital asset at the time of the Merger.

We have not requested a ruling from the Internal Revenue Service, nor an opinion from our outside legal counsel, with respect to the federal income tax consequences of the reincorporation under the Internal Revenue Code. In any case, such an opinion would neither bind the Internal Revenue Service nor preclude it from asserting a contrary position.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

Our company would not recognize gain or loss for federal income tax purposes as a result of the reincorporation, and CyberDefender Delaware would succeed, without adjustment, to the federal income tax attributes of CyberDefender California.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the reincorporation.

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the reincorporation would be the filings with the Secretary of State of California and the Secretary of State of Delaware.

FOR THE REASONS SET FORTH ABOVE, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 1 ON THE PROXY CARD).

PROPOSAL 2

INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK FROM 50,000,000 TO 100,000,000

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” INCREASING THE COMPANY’S AUTHORIZED COMMON STOCK FROM 50,000,000 TO 100,000,000.

At the Annual Meeting, shareholders will be asked to approve an increase in the number of authorized shares of Common Stock of the Company from 50,000,000 to 100,000,000.   The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve this Proposal No. 2.  Approval of Proposal No. 2 is contingent upon approval of all Proposals 1 through 8, including the reincorporation of the Company in Delaware as discussed in Proposal 1.

In this Proposal, we refer to the current CyberDefender Corporation, a California corporation, as “CyberDefender California”, and a new CyberDefender Corporation, the Delaware corporation into which CyberDefender California will merge (if Proposal 1 is approved), as “CyberDefender Delaware.”

CyberDefender California’s authorized capital stock consists of 50,000,000 shares of Common Stock.  However, CyberDefender Delaware will have more authorized Common Stock than CyberDefender California. CyberDefender Delaware’s authorized capital stock consists of a total of 110,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share. This means that if this Proposal (together with the other Proposals upon which approval of this Proposal is contingent) is approved, our authorized Common Stock would increase from 50,000,000 shares to 100,000,000 shares.

CyberDefender Delaware’s authorized but unissued shares of Common Stock would be available for future issuance as determined by the Board.  However, the Company has no plans, proposals or arrangements, written or otherwise, at this time to issue any Common Stock that will become newly authorized.  The Board believes that the authorized capital stock of CyberDefender Delaware is consistent with the Company’s need to maintain adequate capitalization in order to enable the Company to raise growth capital as and when the Board deems it appropriate and to make acquisitions using equity consideration in lieu of cash in order to conserve the Company’s cash reserves.  For these reasons, the Board believes that the increase in the authorized shares of Common Stock described in this Proposal 2 is in the best interests of the Company and its shareholders.

Even though not intended by the Board, the possible overall effect of the increase in the authorized shares of Common Stock on the holders of our Common Stock may include the dilution of their ownership interests in the Company, prevention of mergers or business combinations with the Company and the discouragement of possible tender offers for shares of our Common Stock. These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to the holders of our Common Stock.  Moreover, the issuance of Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office, even if such changes would be favorable to shareholders generally.

The ability of the Board to issue shares of Common Stock or rights to acquire Common Stock that could dilute the ownership of Common Stock by one or more persons seeking to effect a change in the composition of the Board or contemplating a tender offer could be employed as an anti-takeover device.  This Proposal is not presently intended for that purpose and is not proposed in response to any specific takeover threat known to the Board.  Furthermore, this Proposal is not part of any plan by the Board to adopt anti-takeover devices, and the Board currently has no  intention of proposing anti-takeover measures.  In addition, any such issuance of Common Stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the increase in the authorized Common Stock outweighs any of its disadvantages.  To the extent that this Proposal may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests.

FOR THE REASONS SET FORTH ABOVE, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 2 ON THE PROXY CARD).

PROPOSAL 3

AUTHORIZE 10,000,000 SHARES OF “BLANK-CHECK” PREFERRED STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AUTHORIZING 10,000,000 SHARES OF “BLANK-CHECK” PREFERRED STOCK.

At the Annual Meeting, shareholders will be asked to authorize the Company to issue, from time to time, up to 10,000,000 shares of “blank check” preferred stock. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve Proposal No. 3.  Approval of Proposal No. 3 is contingent upon approval of all Proposals 1 through 8, including the reincorporation of the Company into Delaware as discussed in Proposal 1.

In this Proposal, we refer to the current CyberDefender Corporation, a California corporation, as “CyberDefender California”, and a new CyberDefender Corporation, the Delaware corporation into which CyberDefender California will merge (if Proposal 1 is approved), as “CyberDefender Delaware.”

The current Articles of Incorporation of CyberDefender California do not authorize the Company to issue any preferred stock. The Certificate of Incorporation of CyberDefender Delaware, however, which will become the Certificate of Incorporation of the Company if Proposal 1 (reincorporation to Delaware) is approved, will authorize the Company to issue up to 10,000,000 shares of “blank check” preferred stock.

The Board believes that having “blank check” preferred stock could facilitate corporate financing of the Company and is intended to maximize its opportunities for raising growth capital.  If approved, the blank check preferred stock could be issued by the Board without further shareholder approval, in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board.  That is the reason the preferred stock is referred to as “blank check” preferred stock. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists. The Board will be permitted to issue preferred stock from time to time for any proper corporate purpose, including acquisitions of other businesses or properties and the raising of additional capital.  Shares of preferred stock could be issued publicly or privately, in one or more series that could rank senior to our Common Stock with respect to dividends and liquidation rights. There are no present plans, understandings or agreements for, and the Company is not engaged in any negotiations that will involve, the issuance of preferred stock.

Even though not intended by the Board, the possible overall effect of the existence of preferred stock on the holders of our Common Stock may include the dilution of their ownership interests in the Company, the continuation of the current management of the Company, prevention of mergers or business combinations with the Company and the discouragement of possible tender offers for shares of our Common Stock.

Upon conversion of convertible preferred stock into shares of our Common Stock, the voting power and percentage ownership of holders of our Common Stock before such conversion would be diluted, and such issuances could have an adverse effect on the market price of our Common Stock.  Additionally, the issuance of shares of preferred stock with certain rights, preferences and privileges senior to those held by Common Stock holders could diminish the Common Stock holders’ rights to receive dividends, if declared by the Board, and to receive payments upon the liquidation of the Company.

If shares of preferred stock are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company.  These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to the holders of our Common Stock.  Moreover, the issuance of preferred stock having general voting rights together with Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office, even if such changes would be favorable to shareholders generally.

If shares of preferred stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or preferred stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made, even though such offer may have been desirable to many of the holders of our Common Stock.

The ability of the Board, without any additional shareholder approval, to issue shares of preferred stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device.  The amendment is not presently intended for that purpose and is not proposed in response to any specific takeover threat known to the Board.  Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices, and the Board currently has no present intention of proposing anti-takeover measures in the near future.  In addition, any such issuance of preferred stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the preferred stock outweighs any of its disadvantages.  To the extent that this Proposal may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests. It is also the Board's view that the existence of preferred stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the interests of its shareholders.

FOR THE REASONS SET FORTH ABOVE, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 3 ON THE PROXY CARD).

PROPOSAL 4

INCREASE THE MAXIMUM NUMBER OF DIRECTORS OF THE COMPANY
FROM FIVE (5) TO NINE (9)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” CHANGING THE MAXIMUM NUMBER OF DIRECTORS OF THE COMPANY FROM FIVE (5) TO NINE (9).

At the Annual Meeting, shareholders will be asked to approve an increase in the maximum number of authorized directors of the Company from five (5) to nine (9). The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve Proposal No. 4.  Approval of Proposal No. 4 is contingent upon approval of all Proposals 1 through 8, including the reincorporation of the Company into Delaware as discussed in Proposal 1.

In this Proposal, we refer to the current CyberDefender Corporation, a California corporation, as “CyberDefender California”, and a new CyberDefender Corporation, the Delaware corporation into which CyberDefender California will merge (if Proposal 1 is approved), as “CyberDefender Delaware.”

The amended Bylaws of CyberDefender California specify a range of three (3) to five (5) for the number of directors and authorize the Board to fix the exact number of directors within that range. The number of directors of CyberDefender California is currently fixed at four (4).

The Bylaws of CyberDefender Delaware, which will become the Bylaws of the Company if Proposal 1 (reincorporation in Delaware) is approved, establish a range of three (3) to nine (9) for the number of directors and authorizes the Board to fix the exact number of directors within this range. Changes outside of these limits may be made only by amendment to the Bylaws of CyberDefender Delaware, which may be amended by the Board, although any amendment enacted by the Board may be repealed by the shareholders.

The increase in the maximum size of the Board has potential disadvantages.  Increasing the maximum number of authorized directors from five (5) to nine (9) would enable the Board to create four (4) new director vacancies, compared to the single director vacancy that it could now create under the Bylaws of CyberDefender California, given that Company currently has four (4) out of the permitted five (5) directors.  Since the Board has the power to fill director vacancies, it could fill newly created vacancies with directors of its choosing until such time as the directors are up for re-election or until their earlier resignation or removal.  This could result in a Board with one or more members that have not yet been approved by the stockholders.

The Board believes that the increase in the maximum number of directors of the Company will have certain significant benefits.  First, it will give the directors and the shareholders of the Company greater flexibility in adding qualified members to the Board without having to further amend the Bylaws to increase the authorized number of directors.  Second, it will give the Company the ability to fill any additional director vacancies with independent directors, which will be essential for the Company to become listed on NASDAQ in the future (as NASDAQ listing requirements provide that a listed company must have a majority of independent directors, and using the NASDAQ definition of “independent director,” we have determined that none of our directors currently in office or nominated for election in this proxy statement qualify as an independent director).

FOR THE REASONS SET FORTH ABOVE, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 4 ON THE PROXY CARD).

PROPOSAL 5

ELIMINATION OF CUMULATIVE VOTING RIGHTS OF THE SHAREHOLDERS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELIMINATING THE CUMULATIVE VOTING RIGHTS OF THE SHAREHOLDERS.

At the Annual Meeting, shareholders will be asked to approve the elimination of cumulative voting rights of the shareholders.  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve Proposal No. 5.  Approval of Proposal No. 5 is contingent upon approval of all Proposals 1 through 8, including the reincorporation of the Company into Delaware as discussed in Proposal 1.

In this Proposal, we refer to the current CyberDefender Corporation, a California corporation, as “CyberDefender California”, and a new CyberDefender Corporation, the Delaware corporation into which CyberDefender California will merge (if Proposal 1 is approved), as “CyberDefender Delaware.”

As CyberDefender California is incorporated in California, it is currently subject to the laws of California regarding cumulative voting.  California law permits any shareholder to cumulate his or her votes in the election of directors upon proper notice of the intention to do so.  Under cumulative voting, a shareholder may cast as many votes as shall equal the number of votes that such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected. The holder may cast all such votes for a single director or distribute the votes among two or more directors. Thus, minority shareholders are often able to use cumulative voting to elect one or more directors to the Board.

Under Delaware law, however, cumulative voting is not permitted unless it is expressly authorized in the certificate of incorporation. In keeping with this general rule and the practices of most companies incorporated in Delaware, the Certificate of Incorporation of CyberDefender Delaware, which will become the Certificate of Incorporation of the Company if Proposal 1 (reincorporation in Delaware) is approved, would not provide for cumulative voting. The shareholders rights with respect to cumulative voting would, therefore, change if this Proposal (along with the other Proposals on which approval of this Proposal is contingent) is approved.

The Board believes that, under a cumulative voting regime, directors elected by a minority shareholder who was unable or unwilling to persuade the majority of shareholders could act to advance courses of action with respect to which the majority shareholders were not persuaded.  This provides a benefit to minority shareholders in that it gives them an ability to wield substantial voting power despite having limited votes.  However, such situations may lead to impediment and frustration of the intentions of the majority of shareholders. The majority shareholders of a corporation that does not employ cumulative voting would have greater ability to exercise control because their voting power would be directly proportional to their ownership in voting shares. Cumulative voting is often used when a minority shareholder (or shareholder group) is otherwise unable to persuade the majority to elect one or more nominees for the election of directors.

The Board believes that it is the general practice of companies incorporated in Delaware not to provide for cumulative voting because cumulative voting has the effect of giving disproportionate power to minority shareholders over and at the expense of the interests of the majority shareholders. Cumulative voting tends to be used specifically in instances in which minority shareholders hold views not held by the majority. By cumulating votes, a minority shareholder can leverage its minority position in order to elect a nominee to a board of directors. By design, such nominee, once on the board of directors, then serves the interests of the minority investor that elected him over the interests of the majority shareholders, and may tend to act to frustrate the will of the majority shareholders. After careful review, the Board believes that cumulative voting is typically used to advantage a minority investor who is unable to persuade the majority to vote for his interests. By eliminating cumulative voting, therefore, the Board believes that an enhanced environment is created whereby the Board and our management can give greater consideration to the desires of our majority shareholders.

FOR THE REASONS SET FORTH ABOVE, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 5 ON THE PROXY CARD).

PROPOSAL 6

AUTHORIZE THE BOARD OF DIRECTORS TO CHANGE THE AUTHORIZED NUMBER OF DIRECTORS TO A NUMBER OUTSIDE THE RANGE SPECIFIED IN THE BYLAYS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AUTHORIZING THE BOARD OF DIRECTORS TO CHANGE THE AUTHORIZED NUMBER OF DIRECTORS FROM TIME TO TIME TO A NUMBER OUTSIDE THE RANGE SPECIFIED IN THE BYLAWS.

At the Annual Meeting, shareholders will be asked to authorize the Board to, from time to time, change the authorized number of directors outside the limits of the range of authorized number of directors specified in the Bylaws of the Company.  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve Proposal No. 6.  Approval of Proposal No. 6 is contingent upon approval of all Proposals 1 through 8, including the reincorporation of the Company into Delaware as discussed in Proposal 1.

In this Proposal, we refer to the current CyberDefender Corporation, a California corporation, as “CyberDefender California”, and a new CyberDefender Corporation, the Delaware corporation into which CyberDefender California will merge (if Proposal 1 is approved), as “CyberDefender Delaware.”

Currently, the amended Bylaws of CyberDefender California specify a range of three (3) to five (5) for the number of directors and authorize the Board to fix the exact number of directors within that range. The number of directors of CyberDefender California is currently fixed at four (4). CyberDefender California’s amended Bylaws permit an increase in the maximum number of directors only with the approval of the holders of at least a majority of the outstanding voting shares of CyberDefender California.

The Bylaws of CyberDefender Delaware, which will become the Bylaws of the Company if Proposal 1 (reincorporation in Delaware) is approved, establish a range of three (3) to nine (9) for the number of directors and authorizes the Board to fix the exact number of directors within this range. Changes outside of these limits may be made only by amendment to the Bylaws of CyberDefender Delaware, which may be amended by the Board, although any amendment enacted by the Board may be repealed by the shareholders.

The Bylaws of CyberDefender Delaware therefore would make it more difficult for shareholders of the Company to control the addition of directors to the Board, thereby making it more difficult to control the composition of the Board in between annual shareholder meetings.  The Board could potentially expand the size of the Board and fill the vacancies with directors of its choosing until such time the directors come up for re-election, which could frustrate the will of the shareholders.

However, we believe that the Bylaws of CyberDefender Delaware allow for greater flexibility of the Board to expand the size of the Board from time to time, without having to wait for the annual shareholder meeting, if the Board should desire to add additional members with complementary skills and experience.  Further, the change described above may also allow the Company greater flexibility in obtaining third party financing in situations where an investor desires to have a representative on the Board and where the Board has no existing director vacancies, and may become necessary or advisable in situations where additional independent directors are needed to maintain a majority of independent directors, as required by Nasdaq.

FOR THE REASONS SET FORTH ABOVE, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 6 ON THE PROXY CARD).

PROPOSAL 7

AUTHORIZE THE BOARD OF DIRECTORS TO FILL DIRECTOR VACANCIES CREATED BY REMOVAL OF DIRECTORS BY THE SHAREHOLDERS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AUTHORIZING THE BOARD OF DIRECTORS TO FILL DIRECTOR VACANCIES CREATED BY THE REMOVAL OF DIRECTORS BY THE SHAREHOLDERS.

At the Annual Meeting, shareholders will be asked to authorize the Board to, from time to time, fill director vacancies created by the removal of directors by the shareholders.  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and voting at the meeting is required to approve Proposal No. 7.  Approval of Proposal No. 7 is contingent upon approval of all Proposals 1 through 8, including the reincorporation of the Company into Delaware as discussed in Proposal 1.

In this Proposal, we refer to the current CyberDefender Corporation, a California corporation, as “CyberDefender California”, and a new CyberDefender Corporation, the Delaware corporation into which CyberDefender California will merge (if Proposal 1 is approved), as “CyberDefender Delaware.”

Under California law, any vacancy on a corporation’s board of directors, other than one created by the removal of a director by shareholders, may be filled by the board of directors. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by the removal of a director by shareholders may be filled only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. CyberDefender California’s Articles of Incorporation and Bylaws do not authorize directors to fill vacancies created by the removal of a director by shareholders.

The Certificate of Incorporation and Bylaws of CyberDefender Delaware, which will become the Bylaws of the Company if Proposal 1 (reincorporation in Delaware) is approved, would also permit the majority of directors then in office to fill board vacancies and newly created directorships. However, in contrast to California law and CyberDefender California’s Bylaws and Articles of Incorporation, Delaware law and CyberDefender Delaware’s Certificate of Incorporation and Bylaws would also permit the majority of directors then in office to fill any vacancy created by the removal of a director by shareholders. This would give the Board an added level of power to control the composition of the Board.

A potential disadvantage of giving this power to the Board is that the Board could potentially frustrate the will of the shareholders by appointing persons of its own choosing to fill a director vacancy rather than waiting for the shareholders to elect a person to fill such vacancy.

On the other hand, the Board believes that the ability of the Board to fill director vacancies, for any reason, is important for the efficient management of the Company.  It may be undesirable to have a director vacancy available for a long period of time, and the Board may deem it to be in the Company’s best interests to fill such vacancy prior to a shareholder meeting should a qualified applicant become available.  Additionally, the Board is well-positioned to understand whether a director will not only be qualified to serve on the Board, but also able to complement the experience and skills of the other Board members.  Furthermore, any such director appointed by the Board to fill a director vacancy will, at the subsequent annual meeting of the shareholders (or if earlier, a special meeting of the shareholders) be subject to election by the shareholders.

FOR THE REASONS SET FORTH ABOVE, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 7 ON THE PROXY CARD).

PROPOSAL 8

APPROVE THE RIGHT OF THE SHAREHOLDERS TO ELECT DIRECTORS BY
NON-UNANIMOUS WRITTEN CONSENT

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE RIGHT OF THE SHAREHOLDERS TO ELECT DIRECTORS BY NON-UNANIMOUS WRITTEN CONSENT.

At the Annual Meeting, shareholders will be asked to approve giving the shareholders the right to elect directors of the Company by written consent on a non-unanimous basis. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and voting at the meeting is required to approve Proposal No. 8.  Approval of Proposal No. 8 is contingent upon approval of all Proposals 1 through 8, including the reincorporation of the Company into Delaware as discussed in Proposal 1.

In this Proposal, we refer to the current CyberDefender Corporation, a California corporation, as “CyberDefender California”, and a new CyberDefender Corporation, the Delaware corporation into which CyberDefender California will merge (if Proposal 1 is approved), as “CyberDefender Delaware.”

Under California law and the Bylaws of CyberDefender California, shareholders may act by written consent with regard to any action required or permitted to be taken at an annual or special meeting, if written consents signed by the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided, however, that in the case of the election of directors by written consent, such consent would be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors.

In contrast, the proposed Certificate of Incorporation and Bylaws of CyberDefender Delaware would make any written consent of shareholders, including, without limitation, a written consent for the election of directors, effective if signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. However, under Delaware law, if a written consent to elect directors is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action.

The ability to elect directors by written consent in the manner set forth in the Certificate of Incorporation and Bylaws of CyberDefender Delaware will provide the shareholders of the Company with greater flexibility in electing directors because any such election by written consent will no longer require the written consent of every single shareholder.  Rather written consent would only require the consent of the holders of that number of shares as would be required to take action at a shareholder meeting.  The Board believes that this increased flexibility in shareholder voting further empowers the shareholders and is therefore in the best interests of the Company and its shareholders.

FOR THE REASONS SET FORTH ABOVE, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 8 ON THE PROXY CARD).

PROPOSAL 9

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
EACH OF THE NOMINEES LISTED BELOW.

The amended bylaws of the Company currently provide that the Company’s board of directors (the “Board”) will consist of not less than three (3) nor more than five (5) members, the actual number of directors to be determined by the Board from time to time.  However, the Bylaws of the Surviving Entity provide that the Board will consist of not less than three (3) nor more than nine (9) members, the actual number of directors to be determined by the Board from time to time.  The Board of the Surviving Entity, which, prior to the Annual Meeting, consists of the current directors of the Company, namely Gary Guseinov, Kevin Harris, Igor Barash and Bennet Van de Bunt, has set the number of directors of the Surviving Entity at four (4).

The holders of Common Stock will elect four (4) directors at the Annual Meeting, each of whom will be elected to serve until the next annual meeting of shareholders, and thereafter until their successors shall have been duly elected and qualified, or until their earlier resignation or removal. Unless a shareholder either indicates “withhold authority” on his proxy card or indicates on his proxy card that his shares should not be voted for certain nominees, or should be cumulated to vote for certain nominees properly submitted, it is intended that the persons named in the proxy will vote for the election of the persons named in the table below.

Information with Respect to Nominees.   The table below sets forth the name and age as of the Record Date of each nominee, and the period during which he has previously served on our Board. Each of the nominees for director has agreed to serve if elected and has consented to being named in this Proxy Statement.

Name	Age	Director Since

Gary Guseinov	40	2003
Kevin Harris	41	2009
Igor Barash	39	2003
Bennet Van de Bunt	47	2010

Each of the persons nominated for election to our Board is currently a director on our Board, and together they constitute our entire Board.  There is no arrangement or understanding between any of our directors/director nominees and any other person pursuant to which any director/director nominee was or is to be selected as a director, except that Bennet Van de Bunt is the designee of GR Match LLC (“GRM”) pursuant to the Media and Marketing Services Agreement, dated as of March 24, 2009, between the Company and GRM, as amended, which provides GRM with the right to designate one member of our Board.  The principal occupations and employment of each such person during the past five years is set forth below in the discussion of Directors and Executive Officers. In each instance in which dates are not provided in connection with a nominee’s business experience, such nominee has held the position indicated for at least the past five years.

There is no family relationship between any of the director nominees.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE BOARD OF DIRECTORS’ NOMINEES (PROPOSAL 9 ON THE PROXY CARD).

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current directors and executive officers.

Name	Age	Title

Gary Guseinov	40	Chief Executive Officer, and Chairman of the Board of Directors
Kevin Harris	41	Chief Financial Officer, Secretary and Director
Igor Barash	49	Chief Product Officer, Director
Steve Okun	46	Chief Revenue Officer
Bennet Van de Bunt	47	Director

There are no family relationships between any two or more of our directors or executive officers.  Our executive officers are appointed by our Board and serve at the Board’s discretion.  There is no arrangement or understanding between any of our directors/director nominees and any other person pursuant to which any director/director nominee was or is to be selected as a director, except that Bennet Van de Bunt is the designee of GR Match LLC (“GRM”) pursuant to the Media and Marketing Services Agreement, dated as of March 24, 2009, between the Company and GRM, as amended, which provides GRM with the right to designate one member of our Board.  There is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board.  There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Gary Guseinov is one of our co-founders and has served as our Chief Executive Officer and Chairman of the Board of Directors since our inception in August of 2003.  Mr. Guseinov has over 12 years of start-up business experience in the e-commerce sector in addition to direct marketing expertise.  In 1994, Mr. Guseinov rapidly grew Digital Media Concepts, a web development/ecommerce firm, by establishing business relationships with AT&T, Pacific Bell and British Petroleum.  In 1998, Digital Media Concepts merged with Synergy Ventures Inc., a marketing firm focusing on performance based Internet advertising.  By 1999, Mr. Guseinov developed the first Automated Media Planning System (“SynergyMPS”) and an email marketing platform capable of delivering over 1 billion email messages per month.  While at Synergy, Mr. Guseinov was responsible for acquiring such clients as Lucent Technologies, Wells Fargo Bank, Citibank, Chase, New Century Financial, JD Powers and Associates, Sears, GoToMyPC/Citrix and many other Fortune 1000 clients.  Under Mr. Guseinov’s management, Synergy was able to generate over $2 billion in revenues for its clients.  Mr. Guseinov earned his B.A. from the California State University at Northridge, School of Social and Behavioral Sciences. We believe that Mr. Guseinov’s experience with technology start-up companies and his position as a founder of the Company, which gives him an in-depth knowledge of the Company’s business and industry, qualify him to be a director.

Kevin Harris joined us as a financial consultant in October 2008 and became our Chief Financial Officer in January 2009 and a director in March 2009.  Mr. Harris is a Certified Public Accountant in the State of California with over fifteen years of financial, accounting and management experience.  From April 2004 to December 31, 2008, Mr. Harris served as the Chief Operating Officer of Statmon Technologies Corp., a publicly traded company, where he was also a financial advisor from 2002-2004.  From February 2001 to March 2004, Mr. Harris served as the Senior Vice President of Finance for RKO Pictures, LLC.  Prior to RKO, he was the Vice President – Finance and Controller for Pop.com, LLC, an Internet content joint venture among DreamWorks SKG, Imagine Entertainment and Vulcan Ventures.  From 1998 to 2000, Mr. Harris was the Director – Corporate Financial Planning at Metro-Goldwyn-Mayer Studios, Inc.  From 1995 to 1998, Mr. Harris was the Head of Production Finance and Assistant Controller at PolyGram Television where he oversaw all aspects of production finance, accounting and financial planning.  From 1993 to 1995, Mr. Harris was a Senior Auditor at KPMG Peat Marwick. Mr. Harris graduated with honors from the California State University at San Bernardino, earning his Bachelor of Science in Business Administration.  Mr. Harris serves as a board member and treasurer of Lollipop Theater Network, a 501c(3) non-profit organization. We believe that Mr. Harris’ education and his experience, both as a CPA and as a financial manager in public companies, provides our Board with expertise that it may otherwise lack and qualifies him to be a director.

Igor Barash is one of our co-founders and has served as our Chief Information Officer or Chief Product Officer and as a director since our inception in August of 2003.  Mr. Barash has over 10 years of senior level management experience with tier one Internet service providers.  In 1997, Mr. Barash became one of the first employees of Hostpro, a Los Angeles based ISP.  With his extensive knowledge of the Internet based systems, servers, administration and development, Hostpro grew to become one of the largest hosting service providers in the world.  After Hostpro’s purchase by Micron PC, Mr. Barash took a key role in Micron’s Internet services business, including developing value added features on enterprise level service models and participating as Micron’s representative to Microsoft.  Later, Mr. Barash became the technical due diligence leader during Micron’s procurement of other ISPs, and Mr. Barash delivered assessments of all companies in contention to be purchased and incorporated under the Micron umbrella.  In 1999, Mr. Barash was given the task of restructuring and incorporating WorldWide Hosting in Boca Raton, an acquisition he led.  Since January 2000, Mr. Barash has been operating his own consulting firm, supplying high level IT solutions and management services.  Mr. Barash earned his B.S. from the California State University at Northridge, School of Computer Science. Like Mr. Guseinov, Mr. Barash is a founder of the Company and has an in-depth knowledge of the Company’s business.

Steve Okun has over twenty years of senior-level sales, marketing and business development experience. He joined CyberDefender in June 2009 from LeadPoint, Inc., where he was in charge of the company's customer acquisition efforts as its Vice President of Sales and Business Development from April 2005 to May 2009. As a founding member of their senior management team, he was instrumental in delivering record level year-over-year revenue growth during the last four years of his service. From March 2000 to July 2002 , Mr. Okun also held the position of Vice President of Global Sales at Commission Junction, the largest pay-for-performance affiliate network, where he was responsible for leading the growth of the company's U.S. and international sales and account management teams. He served as a member of the Executive Committee before Commission Junction was sold to ValueClick. Earlier in his career, Mr. Okun served in senior management roles at several Internet-related B2C software technology companies including Success Learning Systems, a Web-based training and educational products company that he founded and led as President. He holds a B.A. in Political Science from Trinity College in Hartford, CT.

Bennet Van de Bunt has served as a director from July 21, 2009 through December 31, 2009 and was reappointed as of March 22, 2010. Mr. Van de Bunt is a principal of Guthy-Renker Partners, Inc. and is the Co-Chief Executive Officer and Co-President of Guthy-Renker LLC, where he is responsible for business affairs and new business development. Mr. Van de Bunt joined Guthy-Renker in 1993. Prior to joining Guthy-Renker, Mr. Van de Bunt was an attorney at Allen, Matkins. A graduate of Harvard Law School and a member of the California Bar Association, he also holds a degree in history from UCLA where he graduated with honors. Mr. Van de Bunt was also on the Board of Directors of the Electronic Retailing Association (ERA). We believe that Mr. Van de Bunt’s expertise in the direct response marketing industry provides our Board with expertise that is important to the Company’s growth and qualifies him to be a director.

In each instance in which dates are not provided in connection with a nominee’s business experience, such nominee has held the position indicated for at least the past five years.  There is no arrangement or understanding between any of our officers and any other person pursuant to which any officer was or is to be selected as an officer.

Family Relationships

There is no family relationship among any of the directors/director nominees or executive officers named above.

Involvement in Certain Legal Proceedings

There is no past, pending or, to our knowledge, threatened litigation or administrative action to which any director or director nominee, officer or affiliate of the Company, holders of over 5% of any class of voting securities of the Company, or any associate of any of the foregoing persons are a party, which is adverse to us or, or in which such persons have a material interest that is adverse to us.

None of our directors/director nominees or executive officers has, during the past ten years,

•
Had any petition under the federal bankruptcy laws or any state insolvency law filed by or against, or had a receiver, fiscal agent, or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•	Been convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	Engaging in any type of business practice; or

(iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; or

•
Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described in (i) above, or to be associated with persons engaged in any such activity;

•
Been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

•
Been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated;

•
Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)	Any federal or state securities or commodities law or regulation; or

(ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compensation of Directors

Our directors do not currently receive compensation for their services as directors nor are they reimbursed for expenses incurred in attending board meetings.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table reflects all compensation awarded to, earned by or paid to our Chief Executive Officer, our two most highly compensated officers other than the Chief Executive Officer and any other individuals who are no longer serving, but who did serve, as an officer during the last two completed fiscal years. These individuals are sometimes referred to in this discussion as the “named executive officers”.

Summary Compensation Table

Name and principal position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)		Non- Equity Incentive Plan Compen -sation ($)	Nonquali- fied Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)(6)	Total ($)

Gary Guseinov, Chief Executive Officer and President	2009	$225,000	(1)	$137,500	0	0		0	0	$14,344	$376,844
	2008	$225,000	(1)	$112,500	0	0		0	0	$14,024	$351,524

Kevin Harris, Chief Financial Officer	2009	$190,000	(2)	$72,500	0	$373,617	(4)	0	0	$11,000	$647,117
	2008	$13,750	(2)	0	0	$24,675	(5)	0	0	0	$38,425

Igor Barash, Chief Product Officer	2009	$158,958	(3)	$25,000	0	$92,691	(4)	0	0	$5,115	$281,764
	2008	$137,500	(3)	0	0	0		0	0	$3,255	$140,755

(1) As of October 1, 2006, Mr. Guseinov’s base salary has been set, pursuant to his employment agreement, at $225,000 per year.  While Mr. Guseinov’s employment agreement requires a matching contribution to a 401(k) plan in the amount of $2,500 per month and a life insurance policy the premium of which is no more than $3,000 per year, we have not provided either of these benefits to him.  In November 2006, in order to conserve cash, Mr. Guseinov agreed to defer payment of one-half of his base salary.  In total, compensation in the amount of $121,875 was deferred and had been accrued for Mr. Guseinov’s benefit.  In 2008, all deferred compensation from 2006 and 2007 was paid to Mr. Guseinov.  In addition, of the $112,500 accrued as a 2008 bonus, $41,000 was paid during 2008 and the balance of $71,500 was paid in 2009. Of the $137,500 accrued as a 2009 bonus, $75,611 was paid during 2009 and the balance of $61,889 was accrued at December 31, 2009.
(2) Mr. Harris rendered services to us during the 2008 fiscal year as a consultant.  The salary paid to him during the 2008 fiscal year was for the period that began on October 1, 2008. In 2009, he was appointed Chief Financial Officer and his base salary has been set, pursuant to his employment agreement, at $190,000 per year. Of the $72,500 accrued as a 2009 bonus, $50,000 was paid during 2009 and the balance of $22,500 was accrued at December 31, 2009.
(3) As of January 1, 2006, Mr. Barash’s base salary has been set, pursuant to his employment agreement, at $135,000 per year. Mr. Barash’s base salary was increased to $140,000 per year at July 1, 2008. Mr. Barash’s base salary was increased to $175,000 per year at June 16, 2009. In November 2006, in order to conserve cash, Mr. Barash agreed to defer payment of one-half of his base salary.  In total, compensation in the amount of $73,125 was deferred and had been accrued for Mr. Barash’s benefit.  In 2008, deferred compensation of $47,462 was paid to Mr. Barash. In 2009, deferred compensation of $25,663 was paid to Mr. Barash.
(4) For the assumptions used in calculating the value of this grant, please see Note 6 of our financial statements for the fiscal year ended December 31, 2009.
(5) For the assumptions used in calculating the value of this grant, please see Note 6 of our financial statements for the fiscal year ended December 31, 2008.
(6) Other compensation includes auto allowance and company 401(k) matching contributions.

Discussion of Compensation

Our compensation program consists of the following four components:

•	base salary;

•	bonuses;

•	awards of restricted stock or stock options from our 2005 Equity Incentive Plan and our Amended and Restated 2006 Equity Incentive Plan; and

•	participation in the Company’s 401(k) plan.

We believe that a combination of cash and Common Stock or options will allow us to attract and retain the services of the individuals who will help us achieve our business objectives, thereby increasing value for our shareholders.

In setting the compensation for our officers our Board, which is currently comprised of Mr. Gary Guseinov, Mr. Igor Barash, Mr. Kevin Harris and Mr. Van de Bunt, looked primarily at the person’s responsibilities, at salaries paid to others in businesses comparable to ours, at the person’s experience and at our ability to replace the individual.  We expect the salaries of our executive officers to remain relatively constant unless the person’s responsibilities are materially changed.

Bonuses are used to reward exceptional performance, either by the individual or by the company.   With the exception of the calculation of any bonus to be paid to Mr. Harris, which is determined by the terms of his employment agreement, bonuses are discretionary and there is no single method of computing bonuses.  The Board may use any criteria to determine the amount of a bonus.  During the last fiscal year, the Board authorized the payment of bonuses to our named executive officers based on the Company’s exceptional increase in sales over the prior fiscal year and the closing of several financings. Mr. Harris’ bonus included $47,500, which was calculated in accordance with his employment agreement, plus an additional $25,000 discretionary bonus.  Mr. Guseinov’s bonus included $112,500, which was calculated in accordance with his employment agreement, plus an additional $25,000 discretionary bonus.   Mr. Barash received a $25,000 discretionary bonus.

In 2008 and 2009 we granted options to purchase our Common Stock to Mr. Harris as an inducement to him to accept employment as our Chief Financial Officer.  During 2009 we issued to Mr. Barash options per a prior employment offer and employment agreement. We grant options or restricted stock to employees because we believe that share ownership is an effective method to deliver superior shareholder returns by increasing the alignment between the interests of our employees and our shareholders.  No employee is required to own Common Stock in our company.

The following table sets forth certain information concerning stock option awards granted to the named executive officers.  No options were exercised by our named executive officers during the last two fiscal years.

Outstanding Equity Awards at Fiscal Year-End

OPTION AWARDS						STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercis-able	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)

Igor Barash	9,375	3,125	-0-	$1.00	12/11/2016	-0-	-0-	-0-	-0-
Igor Barash	47,000	-0-	-0-	$1.00	11/23/2015	-0-	-0-	-0-	-0-
Igor Barash	53,125	96,875	-0-	$1.00	7/1/2018	-0-	-0-	-0-	-0-
Kevin Harris	20,000	-0-	-0-	$1.00	10/1/2018	-0-	-0-	-0-	-0-
Kevin Harris	100,000	100,000	-0-	$1.00	1/13/2019	-0-	-0-	-0-	-0-
Kevin Harris	9,375	15,625	-0-	$1.00	3/31/2019	-0-	-0-	-0-	-0-
Kevin Harris	6,250	18,750	-0-	$1.00	6/30/2019	-0-	-0-	-0-	-0-
Kevin Harris	3,125	21,875	-0-	$1.00	9/30/2019	-0-	-0-	-0-	-0-
Kevin Harris	-0-	25,000	-0-	$1.00	12/31/2019	-0-	-0-	-0-	-0-

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

The following discussions provide only a brief description of the documents described below.  The discussions are qualified by the full text of the agreements.

 We entered into an employment agreement with Mr. Gary Guseinov as of August 31, 2006.  The term of the agreement is three years, however if the agreement is not terminated during that period, then it will be renewed for a period of one year until terminated pursuant to its terms.  Mr. Guseinov receives compensation of $225,000 per year and is reimbursed for business related expenses. Under the employment agreement, we are required to match Mr. Guseinov’s monthly contribution to our 401(k) plan up to the sum of $2,500 per month and we have agreed to provide a term life insurance policy with coverage in the face amount of $1,000,000, so long as the premium for any such policy does not exceed the sum of $3,000 per year, however, we do not currently, and we have not in the past, provided these benefits.  We also agreed to obtain officers and directors liability insurance with coverage of not less than $1,000,000, which we obtained in November 2007.  Mr. Guseinov receives three weeks of paid vacation per year.  We are entitled to terminate Mr. Guseinov’s employment upon a change of control, upon Mr. Guseinov’s disability or for cause.  Constructive termination is defined as a change in Mr. Guseinov’s position, authority, duties, responsibilities or status, an adverse change in his title, any reduction in his salary with which he does not agree (unless such reduction is concurrent with and part of a company-wide reduction for all employees), any breach by us of a material obligation to Mr. Guseinov under this agreement, any requirement that Mr. Guseinov relocate to an office that is outside of Los Angeles County, California or outside of a 30 mile radius from his home, any termination of this agreement (other than as permitted by the agreement) and the failure of Mr. Guseinov to be elected to the Board.  Mr. Guseinov may terminate his employment upon 30 days written notice to us or in the event that he is constructively terminated.  If Mr. Guseinov’s employment is terminated for any reason other than voluntarily by him or for cause, he is entitled to receive upon termination all accrued but unpaid salary, earned and pro rata bonus compensation, vested stock and stock options and post termination benefits.  Post termination benefits are defined as Mr. Guseinov’s right to receive his monthly base salary in effect at termination for a period of one year following termination and to continue to receive coverage under our health and dental insurance program (if any) for a period of six months following his termination.  By signing the agreement, Mr. Guseinov assigned and agreed to assign in the future, to us or to our nominees, all intellectual property defined in the agreement as “Relevant Intellectual Property”.

 On July 1, 2008, we entered into an “at-will” employment agreement with Igor Barash, as our Chief Product Officer, whereby Mr. Barash’s compensation was $140,000 per year and Mr. Barash received an option to purchase 150,000 shares of our Common Stock at $1.00 per share that vests over four years. Mr. Barash’s compensation was increased to $175,000 per year during 2009. We reimburse Mr. Barash for reasonable business expenses.  Currently, Mr. Barash is entitled to 17 paid days of personal time and three sick days for each 12 months of employment.

During a transition period from October 1, 2008 until his appointment as our Chief Financial Officer, Mr. Kevin Harris served as a financial consultant to us, assisting Mr. Michael Barrett, our former Chief Financial Officer.  In addition to paying Mr. Harris $13,750 in cash compensation for his consulting services during this transition period, we granted Mr. Harris a 10-year option to purchase a total of 20,000 shares of our Common Stock at an exercise price of $1.00 per share.

On March 24, 2009, the Board approved an employment agreement with Kevin Harris, who is now our Chief Financial Officer and a director.  Pursuant to the employment agreement, Mr. Harris will provide services to us as our Chief Financial Officer through December 31, 2010, unless the employment agreement is terminated earlier pursuant to its terms.  We will pay Mr. Harris annual compensation at the rate of $190,000 per year for his services.  We also agreed to grant to Mr. Harris options to purchase 300,000 shares of our Common Stock, as described below.

The right to purchase 200,000 shares of Common Stock will vest as follows:  (i) the right to purchase 25,000 shares of Common Stock vested immediately upon execution of the employment agreement; (ii) the right to purchase 25,000 shares of Common Stock will vest on April 1, 2009; and the right to purchase the remaining 150,000 shares of Common Stock will vest in equal increments of 6,250 shares of Common Stock per month over a period of 24 months, starting with the effective date of the employment agreement which is January 1, 2009.  The term of the option is 10 years and the exercise price is $1.00 per share.

We also provided quarterly performance goals to be met by Mr. Harris during the 2009 fiscal year.  Mr. Harris was successful in meeting these goals, and earned a quarterly bonus each quarter consisting of $11,875 in cash and an option to purchase an additional 25,000 shares of Common Stock.  These options have a term of 10 years and an exercise price of $1.00 per share.  The right to purchase the shares will vest in equal increments over a period of 24 months.

The performance goals to be met by Mr. Harris during the 2010 fiscal year will be agreed to by us and Mr. Harris on or about April 15, 2010.

We have also agreed to pay for health and dental insurance for Mr. Harris and his family and to provide him with an automobile allowance of $750 per month.  Mr. Harris will also receive 4 weeks paid vacation.

Mr. Harris may terminate his employment upon giving us 30 days written notice of his termination.  We may terminate Mr. Harris’ employment for cause, in the event that a disability (as defined in the employment agreement) renders him unable to provide services to us and as a result of a Change of Control (as defined in the employment agreement).  Mr. Harris’ employment may also be terminated as a result of a “Constructive Termination” (as defined in the employment agreement).  If his employment is terminated as a result of a disability or Change of Control, or if we terminate his employment in our discretion but without cause, Mr. Harris will receive his monthly base salary for the lesser of six months or the remaining term of the employment agreement and we will continue to pay the premiums for his health and dental insurance for a period of 6 months (the “Post-Termination Benefits”).  If Mr. Harris’ employment is terminated as a result of a Constructive Termination that occurs on or after July 1, 2009, all stock option grants and conditional grants (such as the grant made in conjunction with the performance goals) will vest and Mr. Harris will receive the Post Termination Benefits.  If Mr. Harris’ employment is terminated as a result of a Change of Control, aside from the Post-Termination Benefits, all stock option grants and conditional grants will vest.  In the event of termination for any reason, Mr. Harris will also be entitled to receive his accrued but unpaid salary, earned bonus compensation, vested stock options and vested benefits, such as accrued vacation pay.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of our securities as of April 9, 2010 by (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of each class of our voting securities, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise stated, the address of our directors and executive officers is c/o CyberDefender Corporation, 617 West 7th Street, 10 th Floor, Los Angeles, California 90017.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission.  Under these rules, beneficial ownership generally includes voting or investment power over securities. The number of shares shown as beneficially owned in the tables below are calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934.  Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.  Except as otherwise indicated, we believe that the beneficial owners listed below, based on the information furnished by these owners, have sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to applicable community property laws.  As of April 9, 2010, there were 25,829,675 shares of Common Stock issued and outstanding.

Name of Director, Officer and Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock

Named Executive Officers and Directors:
Gary Guseinov, Chief Executive Officer and Director	5,832,075		22.6%
Igor Barash, Chief Product Officer, Director	756,211	(2)	2.9%
Kevin Harris, Chief Financial Officer, Secretary and Director	178,500	(3)	0.7%
Steve Okun, Chief Revenue Officer	18,750	(4)	0.1%
Bennet Van de Bunt, Director	6,557,830	(5)	21.0%

5% Shareholders:
GR Match, LLC	6,557,830	(5)	21.0%
ITU Ventures	1,819,382	(6)	6.9%
Bing Liu	1,504,227	(7)	5.7%

TOTAL	16,666,975		50.8%

All officers and directors as a group (5 persons)	13,343,366		42.3%

(1) The address for each of our officers and directors is 617 West 7th Street, 10 th Floor, Los Angeles, California 90017.
(2) This number includes the vested portions of Mr. Barash’s option to purchase 209,500 shares of our Common Stock.
 (3) This number includes 8,500 shares of Common Stock acquired by Mr. Harris prior to his employment with the Company and the vested portions of Mr. Harris’ option to purchase 320,000 shares of our Common Stock.
(4) This number includes the vested portions of Mr. Okun’s option to purchase 100,000 shares of our Common Stock.
(5) This number represents 1,142,860 shares of Common Stock and 5,414,970 shares of Common Stock issuable upon the exercise of Common Stock purchase warrants.  The address of GR Match, LLC is c/o Guthy-Renker LLC, 3340 Ocean Park Boulevard, Suite 3000, Santa Monica, CA 90405. Mr. Van de Bunt is a beneficial owner of these securities, inasmuch as he is the Manager of GR Match, LLC and the beneficiary of a trust that owns a 4.86% interest in Guthy-Renker Partners, Inc., which owns a 94% interest in Guthy-Renker Holdings, LLC, which is the sole owner of Guthy-Renker LLC, which owns an 80% interest in GR Match, LLC. Mr. Van de Bunt disclaims ownership of these securities.
(6) This number represents 1,252,475 shares of Common Stock and 566,907 shares of Common Stock issuable upon the exercise of a Common Stock purchase warrant.  The address of ITU Ventures is 1900 Avenue of the Stars, Suite 2701, Los Angeles, California 90067.
 (7) This number consists of 841,843 shares of Common Stock and options to purchase 662,384 shares of our Common Stock.

PROPOSAL 10

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 10

The Board of Directors, subject to shareholder approval, appointed KMJ Corbin & Company LLP (“KMJ”) as our independent auditors for our financial statements for the fiscal year ended December 31, 2010. The affirmative vote of a majority of votes properly cast on this proposal at the Annual Meeting is required to ratify such selection.

Shareholder ratification of the appointment is not required by the amended Articles of Incorporation of the Company or the Certificate of Incorporation of the Surviving Entity, or the bylaws of the Company or Surviving Entity, or otherwise. If our shareholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm if the Board of Directors determines that such a change would be in our best interests and the best interests of our shareholders.

KMJ has audited our financial statements commencing with the year ended December 31, 2007. A representative of that firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the shareholders and will be available to respond to appropriate questions.

The following table sets forth fees billed to us by KMJ Corbin & Company LLP during the fiscal years ended December 31, 2008 and December 31, 2009 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

		December 31, 2008	December 31, 2009

(i)	Audit Fees	$119,732	$154,575
(ii)	Audit Related Fees	$0	$18,500
(iii)	Tax Fees	$6,685	$7,500
(iv)	All Other Fees	$0	$0

All of the above fees were billed to us by our independent auditor for the services categorized above.  We do not have an audit committee.  Audit fees included fees associated with the audit of our year-end financial statements and the review of documents filed with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q and annual report on Form 10-K.  We incurred no audit-related fees, tax fees, or other fees.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 10 ON THE PROXY CARD).

PROPOSAL 11

AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 11

At the Annual Meeting, shareholders will be asked to approve an amendment to our Amended and Restated 2006 Equity Incentive Plan (the “2006 Plan”) to increase by 1,500,000 the number of shares of Common Stock reserved for issuance under the 2006 Plan to an aggregate of 2,875,000 shares. The Board of Directors approved the amendment on June 17, 2009. The amendment and the 2006 Plan are summarized below. A copy of the 2006 Plan is available upon a shareholder's written request to the Company, 617 W. 7th Street, Suite 1000, Los Angeles, CA 90017, Attention: Secretary.

Description of the Amendment

The amendment increases by 1,500,000 the number of shares of Common Stock reserved for issuance under the 2006 Plan to an aggregate of 2,875,000 shares. The amendment was approved and adopted by the Board of Directors of the Company on June 17, 2009. Approval of the shareholders, however, is required for the Company to grant options from the increased number of shares reserved under the 2006 Plan as “incentive stock options” rather than as “non-qualified stock options.” “Incentive stock options” are stock options that qualify under Section 422 of the Internal Revenue Code.

Reasons for the Amendment

The Board of Directors believes that stock options are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation. In the view of the Board of Directors, stock options uniquely focus the attention of the officers and employees on the Company's goal of increasing shareholder value, since the options only provide a reward to the extent that the stock price increases. The Board of Directors further believes that stock option grants have been a key element in the Company's growth. The amendment to increase the number of shares of Common Stock under the 2006 Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for stock options, and to allow the Company to issue such options as “incentive stock options” (as defined in Section 422 of the Internal Revenue Code). Granting options as “incentive stock options” can result in potentially favorable tax treatment to the recipient. In order to grant “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code, the plan and any amendments to the plan under which the options are issued must be approved by the stockholders of the granting company within 12 months of adoption of the plan or amendment. Therefore, the 2006 Plan amendment which the Board adopted on June 17, 2009 must be approved by the shareholders of the Company no later than June 17, 2010 in order to grant “incentive stock options” from the increased pool of 2006 Plan shares created by the amendment.

As of April 9, 2010, 1,227,385 shares of Common Stock remained available for the grant of stock options under the 2006 Plan. Based on the number of shares remaining under the 2006 Plan, and the shares anticipated to be needed for the granting of options (including options intended to qualify as “incentive stock options”) to attract and retain key employees, sufficient shares are not expected to be available for the grant of such stock options without obtaining approval from the shareholders to increase the number of shares available under the 2006 Plan.

Description of the 2006 Plan

The 2006 Plan was adopted by the Board of Directors on October 30, 2006. The 2006 Plan provides for the granting of “incentive stock options,” “non-qualified stock options,” stock awards and stock bonuses to acquire Common Stock (collectively, “Stock Incentives”) to employees, officers, directors, consultants, independent contractors and advisors of the Company or its subsidiaries (“Participants”). An aggregate of 2,875,000 shares of Common Stock have been reserved for issuance under the 2006 Plan. Our Board of Directors approved the 2006 Plan on October 30, 2006 to provide for the granting of Stock Incentives. The 2006 Plan does not pose a limit or restriction on the number of shares, from the total number of shares of Common Stock reserved under the 2006 Plan, which our Board of Directors may grant as incentive stock options, nonqualified stock options, stock awards or stock bonuses. Under present law, however, incentive stock options may only be granted to employees. The granting of incentive stock options allows the Company to reward key employees for their contribution to the growth of the Company and to the appreciation in shareholder value. In not restricting the number of available shares for the different types of Stock Incentives that may be granted under the 2006 Plan, our Board of Directors has flexibility in determining the type of Stock Incentives that may be granted to Participants. The Board of Directors believes that it is prudent to have the flexibility to grant a variety of stock-based Stock Incentives to eligible Participants in order to accomplish our goal of giving the necessary incentives to such Participants.

The 2006 Plan is currently administered by the Board of Directors, except with respect to awards to be made to persons other than officers and directors of the Company. Awards to non-officers and non-directors may be made by either the Chief Financial Officer or Chief Executive Officer, each acting alone, pursuant to authority granted to such officers by Board in accordance with the terms of the 2006 Plan. Subject to the foregoing, as the administrators of the 2006 Plan, the Board, or the Chief Financial Officer or Chief Executive Officer, as the case may be, have the full power to: select eligible participants to receive Stock Incentives under the 2006 Plan; determine the sizes and types of Stock Incentives under the 2006 Plan; determine the terms and conditions of such Stock Incentives; establish, amend, or waive rules or regulations for the administration of the 2006 Plan; amend the terms and conditions of any outstanding stock incentives as allowed under the 2006 Plan; and make all other determinations, or take such other actions, as may be necessary or advisable for the administration of the 2006 Plan.

With respect to each grant of an incentive stock option to a Participant who is not a shareholder holding more than 10% of our total voting stock (“ten-percent shareholder”), the exercise price will not be less than the fair market value of the shares, which is equal to the closing sales price of the Common Stock on the grant date (“Fair Market Value”). With respect to each grant of an incentive stock option to a recipient who is a ten-percent shareholder, the exercise price will not be less than 110% of the Fair Market Value of the shares.

Stock options may not be exercised after the tenth anniversary of the grant date, except that any incentive stock option granted to a ten-percent shareholder may not be exercised after the fifth anniversary of the grant date.

A stock option issued under the 2006 Plan may not be transferable or assignable, except by the laws of descent and distribution, and may be exercisable only by the Participant. However, a non-qualified stock option may be transferred by the Participant as a bona fide gift to his or her spouse, lineal descendant or ascendant, siblings, and children by adoption.

Payment for shares purchased pursuant to exercise of a stock option may be made in cash or, with the consent of the Board of Directors, or for stock options to non-officers and non-directors, with the consent of the Chief Financial Officer or Chief Executive Officer, by delivery to us of a number of shares that have been owned and completely paid for by the Participant for at least six months prior to the date of exercise, or a combination thereof. In addition, if permitted by the Board of Directors, or for stock options to non-officers and non-directors, if permitted by the Chief Financial Officer or Chief Executive Officer, the stock option may be exercised through a brokerage transaction as permitted under the provisions of Regulation T, applicable to cashless exercises promulgated by the Board of Governors of the Federal Reserve System, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. Except as otherwise provided in the 2006 Plan, payment must be made at the time that the stock option, or any part thereof, is exercised, and no shares shall be issued or delivered to the Participant upon exercise of the option until full payment has been made by the Participant.

A stock bonus is an award of shares under the 2006 Plan for extraordinary service to us or to any subsidiary. The Board of Directors, or for stock bonuses to non-officers and non-directors, the Chief Financial Officer or Chief Executive Officer, will determine the number of shares to be awarded and any conditions, criteria, or performance requirements applicable to the stock bonus.

A stock award is an offer by us to sell to an eligible person shares that may or may not be subject to restrictions. The Board of Directors, or for stock awards to non-officers and non-directors, the Chief Financial Officer or Chief Executive Officer, may determine the terms, conditions, restrictions, and other provisions of each stock award. Stock awards issued under the 2006 Plan may have restrictions that lapse based upon the service of a Participant, or based upon the attainment of performance goals established pursuant to the business criteria listed in the 2006 Plan, or based upon any other criteria that the Board of Directors, or the Chief Financial Officer or Chief Executive Officer, as the case may be, may determine appropriate. The purchase price of shares sold pursuant to a stock award will be determined by us on the date the stock award is granted but may not be less than the Fair Market Value of our Common Stock on the date of grant, provided however, in the case of a sale to a holder of 10% or more of our Common Stock, the purchase price shall not be less than 110% of the Fair Market Value.

The Board of Directors may suspend, terminate, or amend the 2006 Plan from time to time except that certain amendments as specified in the Plan may not be made without the approval of our shareholders, including an amendment to increase the number of shares reserved and issuable under the 2006 Plan, to extend the term of the 2006 Plan, or to decrease the minimum exercise price of any Stock Incentive. The Board of Directors may also modify, amend or cancel any Stock Incentive granted under the Plan, provided, however, that without the consent of the Participant affected, no such modification, amendment or cancellation may diminish the rights of such Participant under the Stock Incentive previously granted under the 2006 Plan.

Summary of Federal Income Tax Consequences

The following is a summary of the Federal income taxation treatment applicable to us and the Participants who receive Stock Incentives under the 2006 Plan.

Option Grants. Options granted under the discretionary grant program may be either “incentive stock options” which satisfy the requirements of Code Section 422 or “non-qualified stock options” which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Qualified Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Stock Awards (unrestricted) and Stock Bonuses. The recipient of an unrestricted stock award or a stock bonus will recognize ordinary income in the year in which the shares subject to an unrestricted stock award or stock bonus are issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Restricted Stock Awards. The recipient of unvested shares of Common Stock issued under the 2006 Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Internal Revenue Code Section 83(b) to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the recipient.

New Plan Benefits

The table below summarizes certain information with respect to all stock options and stock awards that have been granted under the 2006 Plan on or before April 23, 2010, including awards out of the increased pool of 1,500,000 shares created by the amendment adopted by the Board on June 17, 2009.  Because grants and awards under the 2006 Plan are discretionary, we cannot determine the number of additional options and stock awards that may be granted or awarded in the future under the 2006 Plan. We have no specific plans, proposals or arrangements, written or otherwise, at this time to grant specific awards under the 2006 Plan.

Name	Dollar Value (1)	Number of Shares Underlying Options

Named Executive Officers and Directors:
Gary Guseinov, Chief Executive Officer and Director	$-	-
Igor Barash, Chief Product Officer, Director (2)	$411,500	259,500
Kevin Harris, Chief Financial Officer, Secretary and Director (3)	$1,307,000	395,000
Steve Okun, Chief Revenue Officer	$-	-
Bennet Van de Bunt, Director	$-	-

Executive Group	$1,718,500	654,500
Non-Executive Director Group	$-	-
Non-Executive Employee Group	$1,165,884	451,689

(1)
Determined by multiplying the applicable numbers of shares of underlying options and stock awards granted by the exercise price of each award on the date of grant, which was equal to the fair market value of our Common Stock on the date of grant.

(2)
On December 11, 2006, the Company granted to Igor Barash an option to purchase 12,500 shares of common at a price of $1.00 per share, vesting equally over 48 months. On October 1, 2009, the Company granted to Mr. Barash, in accordance with the terms of his employment agreement dated July 1, 2008, an option to purchase 150,000 shares of common stock at a price of $1.00 per share, vesting equally over 48 months from the date of the employment agreement.  In addition, the Company granted to Mr. Barash an option to purchase 47,000 shares of common stock, at a price of $1.00 per share in accordance with the terms of his prior employment agreement dated November 23, 2005. On April 26, 2010, per the terms of Mr. Barash’s amended employment agreement, the Company granted an option to purchase a total of 50,000 shares of common stock at an exercise price of $4.04 per share, vesting equally over 36 months.

(3)
On October 1, 2008, the Company granted to Kevin Harris, a consultant, an option to purchase 35,000 shares of common at a price of $1.00 per share.  15,000 of the shares were cancelled as Mr. Harris joined the Company full-time in January 2009.  Per the terms of the employment agreement, the Company granted options to purchase a total of 75,000 shares of Common Stock at an exercise price of $1.00 per share, vesting equally over 24 months, as bonus compensation with 25,000 options being issued at June 30, 2009, September 30, 2009, and December 31, 2009, respectively. On April 26, 2010, per the terms of Mr. Harris’ amended employment agreement, the Company granted an option to purchase a total of 300,000 shares of common stock at an exercise price of $4.04 per share, vesting equally over 36 months.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 11 ON THE PROXY CARD).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership with the Securities and Exchange Commission.  Executive officers, directors and more than 10% shareholders are required by regulations to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, all of our officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements for the fiscal year ended December 31, 2009, with the exception of the following:

(i)           Guthy-Renker Partners, Inc. failed to file a Form 3 within 10 days from the date it became the beneficial owner of more than 10% of our equity securities.

(ii)          Kevin Harris failed to file a Form 3 within 10 days from the date of his appointment as Chief Financial Officer and a member of the board of directors.

(iii)         Gary Guseinov filed a Form 4 one day after the filing date.  The Form 4 disclosed one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Described below are certain transactions or series of transactions between us and our executive officers, directors and the beneficial owners of 5% or more of our Common Stock, on an as converted basis, and certain persons affiliated with or related to these persons, including family members, in which they had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years, other than compensation arrangements that are otherwise required to be described under “Executive Compensation.”

Beginning on October 30, 2006 we have entered into Indemnification Agreements with all persons who have provided services to us as directors and with certain of our officers, all of whom are sometimes collectively referred to in this discussion as the “indemnified parties” or individually referred to as an “indemnified party”.  The agreements require us to provide indemnification for the indemnified parties for expenses (including attorneys’ fees, expert fees, other professional fees and court costs, and fees and expenses incurred in connection with any appeals), judgments (including punitive and exemplary damages), penalties, fines and amounts paid in settlement (if such settlement is approved in advance by us, which approval shall not be unreasonably withheld) actually and reasonably incurred by the indemnified parties in connection with any threatened, pending or completed action or proceeding (including actions brought on our behalf, such as shareholder derivative actions), whether civil, criminal, administrative or investigative, to which he is or was a party, a witness or other participant (or is threatened to be made a party, a witness or other participant) by reason of the fact that he is or was a director, officer, employee or agent of ours or of any of our subsidiaries.  The indemnification covers any action or inaction on the part of the indemnified party while he was an officer or director or by reason of the fact that he is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.  We must advance the costs of the fees and expenses within 20 days following the delivery of a written request from an indemnified party.  The indemnified parties have agreed to promptly repay the advances only if, and to the extent that, it is ultimately determined by the court (as to which all rights of appeal therefrom have been exhausted or lapsed) that the indemnified party is not entitled to the indemnity.  The indemnified parties’ obligations to repay us for any such amounts are unsecured and no interest will be charged thereon.  We also agreed to indemnify the indemnified parties to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of the Indemnification Agreements, our articles of incorporation, our bylaws or by statute.  In the event of any change, after the date of the Indemnification Agreements, in any applicable law, statute or rule which expands the right of a California corporation to indemnify a member of its board of directors or an officer, such changes shall be within the purview of the indemnified parties’ rights and our obligations under the Indemnification Agreements.  In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to the Indemnification Agreements will have no effect on the rights and obligations of the indemnified parties and the company under them.  The indemnification provided by the Indemnification Agreements is not exclusive of any rights to which the indemnified parties may be entitled under our articles of incorporation, bylaws, any agreement, any vote of shareholders or disinterested directors or the California Corporations Code.  The indemnification provided under the Indemnification Agreements continues for any action taken or not taken while an indemnified party serves in an indemnified capacity, even though he may have ceased to serve in such capacity at the time of any action or other covered proceeding.  If the indemnification provided for in the Indemnification Agreement is unavailable to an indemnified party, in lieu of indemnifying the indemnified party we will contribute to the amount incurred by him, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for expenses, in connection with any claim relating to an indemnifiable event, in such proportion as is deemed fair and reasonable by the court before which the action was brought.  We are not obligated to provide indemnification pursuant to the terms of the Indemnification Agreements

•
for any acts or omissions or transactions from which a director may not be relieved of liability under the California General Corporation Law; or for breach by an indemnified party of any duty to us or our shareholders as to circumstances in which indemnity is expressly prohibited by Section 317 of the California General Corporation Law; or

•
with respect to proceedings or claims initiated or brought voluntarily by an indemnified party not by way of defense, (except with respect to proceedings or claims brought to establish or enforce a right to indemnification) although such indemnification may be provided if our Board of Directors has approved the initiation or bringing of such proceeding or claim; or

•
with respect to any proceeding instituted by the indemnified party to enforce or interpret the Indemnification Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the indemnified party in such proceeding was not made in good faith or was frivolous; or

•
for expenses or liabilities of any type whatsoever which have been paid directly to an indemnified party by an insurance carrier under a policy of directors’ and officers’ liability insurance maintained by us; or

•
for expenses and the payment of profits arising from the purchase and sale by an indemnified party of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

The Indemnification Agreements are effective as of the date they were signed and may apply to acts or omissions of the indemnified parties which occurred prior to such date if the indemnified party was an officer, director, employee or other agent of our company, or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.  All of obligations under the Indemnification Agreements will continue as long as an indemnified party is subject to any actual or possible matter which is the subject of the Indemnification Agreement, notwithstanding an indemnified party’s termination of service as an officer or director.

In conjunction with his agreement to render services to us, we granted options to Mr. Ivan Ivankovich, our former consulting Chief Financial Officer.  The options were granted from our Amended and Restated 2006 Equity Incentive Plan.  The options permitted Mr. Ivankovich to purchase a total of 200,000 shares of our Common Stock at a price of $1.00 per share.  With the exception of the right to purchase 30,000 shares, which vested on July 19, 2007, the right to purchase the remaining shares of Common Stock vested at the rate of 10,000 shares per month.  The options had a term of 10 years.  The options were forfeited 90 days after the termination of Mr. Ivankovich’s employment with the company.

On March 4, 2008 we entered into an Independent Contractor Agreement with Mr. Bing Liu, a former director and employee, for his services as a software architect.  The term of the agreement was five months, but the agreement could be terminated by either party upon 30 days notice, or immediately if Mr. Liu failed to discharge his obligations under the agreement.  We agreed to pay Mr. Liu the sum of $8,000 per month in exchange for his services and we agreed to reimburse Mr. Liu for expenses incurred by him in rendering services under the agreement.

On August 1, 2008 we entered into another Independent Contractor Agreement with Mr. Liu. The term of the agreement was five months, but the agreement could be terminated by either party upon 30 days notice, or immediately if Mr. Liu failed to discharge his obligations under the agreement.  We agreed to pay Mr. Liu the sum of $8,000 per month for the month of August and $9,000 per month for the remaining term of the agreement in exchange for his services.  We agreed to reimburse Mr. Liu for expenses incurred by him in rendering services under the agreement.

From time-to-time, Unionway International, LLC, an entity controlled by Mr. Liu, provides software development services to us.  On January 1, 2009, we entered into a three-month Consulting Agreement with Unionway International, LLC.  As part of the agreement, Mr. Liu was granted a 10-year option to purchase 18,000 shares of our Common Stock at an exercise price of $1.00 per share vesting in equal monthly increments over the term of the agreement as compensation for 2008 achievements.  In addition, Mr. Liu was granted a 10-year option to purchase 5,000 shares of our Common Stock at an exercise price of $1.00 per share vesting 2,500 shares on January 1, 2009, 1,250 shares on February 1, 2009 and 1,250 shares on March 1, 2009.  On April 1, 2009, we entered into a three-month consulting agreement with Unionway International, LLC, again for consulting services.  As part of the agreement, Mr. Liu was granted a 10-year option to purchase 15,000 shares of Common Stock at an exercise price of $1.25 per share vesting over the term of the agreement.  During the fiscal year ended December 31, 2009, we paid a total of $49,500 to Unionway International, LLC for the services provided to us.  During the fiscal year ended December 31, 2008, we paid Unionway International, LLC $92,000 for software development services. Because Mr. Liu was a director during 2008, the negotiation of the compensation for these services was not done “at arm’s length”. However, we believe that we received fair value in the services provided to us by Unionway International, LLC and that if we were to pay an independent provider for the services, we would pay approximately the same amount per month. Mr. Liu resigned as a director in June 2009.

On February 4, 2008 our board of directors approved an independent contractor agreement with Mr. Michael Barrett.  The term of the agreement was six months.  Pursuant to the agreement, Mr. Barrett provided consulting services to us as our Chief Financial Officer.  We agreed to pay Mr. Barrett the sum of $6,000 per month for the months of February and March 2008.  Beginning on April 1, 2008, Mr. Barrett’s cash compensation was reduced to $4,000 per month.  We also issued to Mr. Barrett an option to purchase 20,000 shares of our Common Stock at a price of $1.00 per share.  The right to purchase 10,000 shares vested on April 30, 2008.  The right to purchase the remaining 10,000 shares of Common Stock vested at the end of the term.  On April 16, 2008, we granted to Mr. Barrett an option to purchase 20,000 shares of Common Stock at a price of $1.00 per share. On August 6, 2008 our board of directors approved a second independent contractor agreement with Mr. Barrett.  Pursuant to the agreement, Mr. Barrett continued to provide services to us as our Chief Financial Officer through September 30, 2008.  We agreed to pay Mr. Barrett at the rate of $6,000 per month for his services.  We also agreed to grant to Mr. Barrett options to purchase 10,000 shares of our Common Stock at a price of $1.30 per share.  The right to purchase the Common Stock vested in equal increments of 5,000 shares per month over the term of the contract.  In exchange for this compensation, Mr. Barrett provided his services to us for 10 to 15 hours per week. On October 1, 2008, we extended Mr. Barrett’s agreement through November 30, 2008 and we granted to Mr. Barrett an option to purchase 10,000 shares of Common Stock at a price of $1.00 per share. On December 1, 2008, we extended Mr. Barrett’s agreement through December 15, 2008 and granted to Michael Barrett an option to purchase 2,500 shares of Common Stock at a price of $1.20 per share. On January 17, 2009, we entered into a two-month consulting agreement with Michael Barrett for consulting services relating to financial management and reporting.  As part of the agreement, Mr. Barrett was granted an option to purchase 2,500 shares of Common Stock at an exercise price of $1.25 per share, per month for the term of the agreement.

In March 2008, Mr. Guseinov pledged 750,000 shares of his Common Stock to Michael and Casey DeBaecke in exchange for a loan of $160,000 made to us.  The pledge was non-recourse to Mr. Guseinov in the event the collateral was foreclosed upon due to our failure to pay the loan.  So long as there was no event of default in connection with the loan, Mr. Guseinov could continue to vote the shares at any annual or special meeting of the shareholders.  The loan was due to be repaid on the earlier of two months following execution of the loan document or two days following our receipt of over $500,000 in new equity capital.  Additionally, we issued warrants to purchase 40,000 shares of our Common Stock to the lenders.  The warrants may be exercised at a price of $1.25 per share for a period of 5 years.  The loan plus accrued interest was paid in full on July 30, 2008.

During the fiscal year ended December 31, 2009, we purchased promotional items with the Company’s name and logo on them from VK Productions, an entity controlled by Mr. Guseinov’s spouse.  During the year ended December 31, 2009, VK Productions invoiced us $36,453.

On October 1, 2009, we granted to Igor Barash, Chief Product Officer, in accordance with the terms of his employment agreement dated July 1, 2008, an option to purchase 150,000 shares of Common Stock under the 2006 Plan at a price of $1.00 per share vesting over four years from the date of the employment agreement.  In addition, we granted to Mr. Barash an option to purchase 47,000 shares of Common Stock under the 2006 Plan, at a price of $1.00 per share in accordance with the terms of  his prior employment agreement dated November 23, 2005.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

All related person transactions are reviewed and, as appropriate, may be approved or ratified by the Board of Directors. If a Director is involved in the transaction, he or she may not participate in any review, approval or ratification of such transaction. Related person transactions are approved by the Board of Directors only if, based on all of the facts and circumstances, they are in, or not inconsistent with, our best interests and the best interests of our shareholders, as the Board of Directors determines in good faith. The Board of Directors takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Board of Directors may also impose such conditions as it deems necessary and appropriate on us or the related person in connection with the transaction.

In the case of a transaction presented to the Board of Directors for ratification, the Board of Directors may ratify the transaction or determine whether rescission of the transaction is appropriate.

FINANCIAL AND OTHER INFORMATION

 The financial statements of the Company, including the financial statements for the years ended December 31, 2009 and 2008, including management’s discussion and analysis of financial condition and result of operations, and quantitative and qualitative disclosures about market risk for the said periods, may be found in our Annual Report on form 10-K for the year ended December 31, 2009, which information is incorporated by reference.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal under Rule 14a-8 of the Securities Exchange Act (“ Rule 14a-8 ”) for inclusion in our proxy statement and form of proxy for the 2011 annual meeting of shareholders is ________ , 2010. If the date of the 2010 annual meeting is advanced or delayed more than 30 days from the date of the 2010 annual meeting, shareholder proposals intended to be included in the proxy statement for the 2011 annual meeting must be received by us within a reasonable time before the Company begins to print and mail the proxy statement for the 2011 annual meeting. Upon any determination that the date of the 2011 annual meeting will be advanced or delayed by more than 30 days from the date of the 2010 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q. The Company reserves the right to exclude stockholder proposals pursuant to SEC rules, or if untimely. If a stockholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information requested by the Company’s Board of Directors concerning such candidate must be furnished to the Company’s Board of Directors within a reasonable time prior to the above deadline for stockholder proposals.

Any proposal should be addressed to Kevin Harris, Secretary, CyberDefender Corporation, 165 617 W. 7th Street, Suite 1000, Los Angeles, CA 90017 and should be sent by certified mail, return receipt requested.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to CyberDefender Corporation, Attn: Kevin Harris, Secretary, 617 W. 7th Street, Suite 1000, Los Angeles, CA 90017. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Important Notice Regarding the Availability of Proxy Materials for
the 2010 Annual Meeting of Shareholders To Be Held on May 24, 2010

This proxy statement and our 2009 Annual Report on Form 10-K are available electronically at:

http://www.cyberdefendercorp.com

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. The SEC maintains an Internet world wide web site that provides access, without charge, to reports, proxy statements and other information about issuers, like CyberDefender, who file electronically with the SEC. The address of that site is http://www.sec.gov.

You also may obtain copies of these materials by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Room 1580 Washington, D.C, 20549, at prescribed rates. These materials are also available from the SEC in person at any one of its public reference rooms. Please call the SEC at l-800-SEC-0330 for further information on its public reference rooms. You may read and copy this information at the following location of the SEC:

Public Reference Room
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You can also obtain, without charge, reports, proxy statements and other information, including without limitation, any information we may incorporate by reference herein, about the Company, by contacting: CyberDefender Corporation, 617 W. 7th Street, Suite 1000, Los Angeles, CA 90017, Attn: Corporate Secretary, telephone: (213) 689-8631, facsimile: (213) 689-8639.

OTHER MATTERS

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including financial statements, accompany this proxy statement. We are incorporating by reference from this Annual Report the financial statements and supplementary data, the management discussion and analysis of financial condition and results of operation and quantitative and qualitative disclosures about market risk for the period discussed in the Annual Report.

April __, 2010	By Order of the Board of Directors
Kevin Harris, Secretary/Chief Financial Officer

APPENDIX A

AGREEMENT AND PLAN OF MERGER
OF
CYBERDEFENDER CORPORATION,
A DELAWARE CORPORATION
AND
CYBERDEFENDER CORPORATION,
A CALIFORNIA CORPORATION

This Agreement and Plan of Merger dated as of                     , 2010 (the “Agreement”) is entered into by and between CyberDefender Corporation, a California corporation (“CyberDefender California”), and its wholly-owned subsidiary, CyberDefender Corporation, a Delaware corporation (“CyberDefender Delaware”). CyberDefender Delaware and CyberDefender California are sometimes referred to in this Agreement as the “Constituent Corporations.”

RECITALS

A. CyberDefender Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 110,000,000 shares, 100,000,000 of which are designated “Common Stock,” $0.001 par value, and 10,000,000 of which are designated “Preferred Stock,” $0.001 par value. As of the date of this Agreement, 100 shares of CyberDefender Delaware Common Stock were issued and outstanding, all of which are held by CyberDefender California, and no shares of Preferred Stock were issued and outstanding.

B. CyberDefender California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 50,000 shares of Common Stock, no par value. As of                     , 2010,             shares of CyberDefender California Common Stock were issued and outstanding.

C. The Board of Directors of CyberDefender California has determined that, for the purpose of effecting the reincorporation of CyberDefender California in the State of Delaware, it is advisable and in the best interests of CyberDefender California and its shareholders that CyberDefender California merge with and into CyberDefender Delaware upon the terms and conditions provided in this Agreement.

D. The respective Boards of Directors of CyberDefender Delaware and CyberDefender California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholder(s) and, if approved by such stockholder(s), executed by officers of their respective corporations.

AGREEMENT

In consideration of the mutual agreements and covenants set forth herein, CyberDefender Delaware and CyberDefender California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

Section 1.  Merger .    In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, CyberDefender California shall be merged with and into CyberDefender Delaware (the “Merger”), the separate existence of CyberDefender California shall cease and CyberDefender Delaware shall be, and is sometimes referred to below as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be “CyberDefender Corporation”.

Section 2.  Closing .    The closing of this Agreement shall take place at 617 W. 7 th Street, Suite 1000, Los Angeles, CA 90017, as soon as practicable following the satisfaction of all conditions to closing set forth in Section 3 of this Agreement (the “Closing”).

Section 3.  Conditions to Closing ..    The obligations hereunder of both parties to enter into this Agreement are subject to their satisfaction, at or before the Closing, of each of the conditions set forth below:

3.1 Adoption and Approval by Stockholders .    Adoption and approval of this Agreement and the Merger by the stockholder(s) of each Constituent Corporation in accordance with the applicable requirements of the Delaware General Corporation Law and the California General Corporation Law; and

3.2 Satisfaction of Conditions Precedent .    The satisfaction or waiver of all of the conditions precedent to the consummation of the Merger as specified in this Agreement.

Section 4.  Filing and Effectiveness .    Upon the satisfaction of all conditions to Closing set forth in Section 3 above, the parties shall file, and the Merger shall become effective upon completion of the filing, with the Secretary of State of Delaware of an executed Certificate of Ownership and Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law. The date and time when the Merger becomes effective is referred to in this Agreement as the “Effective Time of the Merger.”

Section 5.  Effect of the Merger .    Upon the Effective Time of the Merger, the separate existence of CyberDefender California shall cease and CyberDefender Delaware, as the Surviving Corporation, (a) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Time of the Merger, (b) shall be subject to all actions previously taken by its and CyberDefender California’s Board of Directors, (c) shall succeed, without other transfer, to all of the assets, rights, powers and property of CyberDefender California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (d) shall continue to be subject to all of the debts, liabilities and obligations of CyberDefender Delaware as constituted immediately prior to the Effective Time of the Merger and (e) shall succeed, without other transfer, to all of the debts, liabilities and obligations of CyberDefender California in the same manner as if CyberDefender Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

Section 6. Charter Documents, Directors and Officers .

6.1 Certificate of Incorporation ..    The Certificate of Incorporation of CyberDefender Delaware as in effect immediately prior to the Effective Time of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

6.2 Bylaws .    The Bylaws of CyberDefender Delaware as in effect immediately prior to the Effective Time of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

6.3 Directors and Officers ..    The directors and officers of CyberDefender Delaware immediately prior to the Effective Time of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

Section 7.  Manner of Conversion of Stock .

7.1 CyberDefender California Common Stock .    Upon the Effective Time of the Merger, each one share of CyberDefender California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $0.001 par value, of the Surviving Corporation.

7.2 CyberDefender California Options, Stock Purchase Rights and Convertible Securities .

(a) Upon the Effective Time of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive, employee benefit and other equity-based award plans heretofore adopted by CyberDefender California (the “Plans”). Each outstanding and unexercised option, warrant, other right to purchase, or security convertible into, CyberDefender California Common Stock (a “Right”) shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase, or a security convertible into the Surviving Corporation’s Common Stock, respectively, on the basis of one share of the Surviving Corporation’s Common Stock, as the case may be, for each one share of CyberDefender California Common Stock, issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such CyberDefender California Right at the Effective Time of the Merger. This paragraph 7.2(a) shall not apply to CyberDefender California Common Stock. Such Common Stock is subject to paragraph 7.1 hereof.

(b) A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise or conversion of Rights equal to the number of shares of CyberDefender California Common Stock so reserved immediately prior to the Effective Time of the Merger.

(c) The assumed Rights shall not entitle any holder thereof to a fractional share upon exercise or conversion. In lieu thereof, any fractional share interests to which a holder of an assumed Right would otherwise be entitled upon exercise or conversion shall be aggregated (but only with other similar Rights which have the same per share terms). To the extent that after such aggregation, the holder would still be entitled to a fractional share with respect thereto upon exercise or conversion, the holder shall be entitled upon the exercise or conversion of all such assumed Rights pursuant to their terms (as modified herein), to one full share of Common Stock in lieu of such fractional share. With respect to each class of such similar Rights, no holder will be entitled to more than one full share in lieu of a fractional share upon exercise or conversion.  In addition, no “additional benefits” (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

7.3 CyberDefender Delaware Common Stock .    Upon the Effective Time of the Merger, each share of Common Stock, $0.001 par value, of CyberDefender Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by CyberDefender Delaware, CyberDefender California or any other person, be canceled and returned to the status of authorized but unissued shares.

7.4 Exchange of Certificates ..    After the Effective Time of the Merger, each holder of an outstanding certificate representing CyberDefender California Common Stock may, at such holder’s option, surrender the same for cancellation to Continental Stock Transfer & Trust Company as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock into which the surrendered shares were converted as provided herein. Until so surrendered, each outstanding certificate theretofore representing shares of CyberDefender California capital stock shall be deemed for all purposes to represent the number of whole shares of the appropriate class and series of the Surviving Corporation’s capital stock into which such shares of CyberDefender California capital stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.

Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of CyberDefender California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

If any certificate for shares of the Surviving Corporation’s stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

Section 8.  General ..

8.1 Covenants of CyberDefender Delaware .    CyberDefender Delaware covenants and agrees that it will, at or before the Effective Time of the Merger:

(a) Qualify to do business as a foreign corporation in the State of California and irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

(b) File any and all documents with the California Franchise Tax Board necessary for the assumption by CyberDefender Delaware of all of the franchise tax liabilities of CyberDefender California; and

(c) Take such other actions as may be required by the California General Corporation Law.

8.2 Further Assurances .    From time to time, as and when required by CyberDefender Delaware or by its successors or assigns, there shall be executed and delivered on behalf of CyberDefender California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by CyberDefender Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CyberDefender California and otherwise to carry out the purposes of this Agreement, and the officers and directors of CyberDefender Delaware are fully authorized in the name and on behalf of CyberDefender California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

8.3 Abandonment .    At any time before the Effective Time of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either CyberDefender California or CyberDefender Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of CyberDefender California or by the sole stockholder of CyberDefender Delaware, or by both.

8.4 Amendment .    The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series of capital stock of such Constituent Corporation.

8.5 Registered Office .    The registered office of the Surviving Corporation in the State of Delaware is located at 1811 Silverside Road, City of Wilmington, New Castle County, State of Delaware 19810-4345. The name of its registered agent at such address is VCorp Services, LLC.

8.6 Agreement .    Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 617 W. 7 th Street, Suite 1000, Los Angeles, CA 90017 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

8.7 Governing Law .    This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

8.8 Counterparts .    This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one instrument.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of this day and year first above written.

CYBERDEFENDER CORPORATION, a California corporation

By:
	Name:	Gary Guseinov
	Title:	Chief Executive Officer

ATTEST:

By:
Kevin Harris, Secretary

CYBERDEFENDER CORPORATION, a Delaware corporation

By:
	Name:	Gary Guseinov
	Title:	Chief Executive Officer

ATTEST:

By:
Kevin Harris, Secretary

APPENDIX B

CERTIFICATE OF INCORPORATION OF

CYBERDEFENDER CORPORATION
(A DELAWARE CORPORATION)

FIRST .  The name of the corporation is CyberDefender Corporation (hereinafter referred to as the “Corporation”).

SECOND . The address of the Corporation’s registered office in the State of Delaware is 1811 Silverside Road, City of Wilmington, New Castle County, State of Delaware 19810-4345.  The name of its registered agent at such address is Vcorp Services, LLC.

THIRD . The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH .

A.  Classes of Stock ..    This Corporation is authorized to issue two classes of stock to be designated, respectively, as “Common Stock” and “Preferred Stock”. The total number of shares which the Corporation is authorized to issue is one hundred ten million (110,000,000) shares, $0.001 par value. One hundred million (100,000,000) shares shall be Common Stock and ten million (10,000,000) shares shall be Preferred Stock.

B.  Rights, Preferences and Restrictions of Preferred Stock .    Shares of Preferred Stock may be issued from time to time in one or more series, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation, and the Board of Directors is hereby expressly vested with authority, to the fullest extent now or hereafter provided by law, to adopt any such resolution or resolutions. The Board of Directors may increase or decrease the number of shares of any such series subsequent to the issuance of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH . The name and mailing address of the incorporator is Kevin Harris, 617 W. 7th Street, Suite 1000, Los Angeles, CA 90017.

SIXTH . The number of directors of the corporation shall be fixed by, or in the manner provided by, the bylaws.  The right of stockholders to cumulative voting in the election of directors is expressly prohibited.  Election of directors need not be by written ballot, except and to the extent the bylaws of the Corporation shall so provide.

SEVENTH . The Board of Directors is authorized to make, adopt, amend, alter, or repeal bylaws of the Corporation except as and to the extent provided in the bylaws and subject to the right of the stockholders of the Corporation entitled to vote with respect thereto to make additional bylaws and to alter and repeal bylaws made by the Board of Directors.

EIGHTH . Any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by holders of record on the record date (established in the manner provided in the Bylaws) of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

NINTH . The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

TENTH . Any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be indemnified by the Corporation to the full extent then permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time, against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding.  Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article Tenth.  Such right of indemnification, if any, shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person.  The indemnification provided by this Article Tenth shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provision of law, or otherwise.

ELEVENTH . To the fullest extent permitted by Paragraph (7) of Subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, no director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate the liability of the director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.  For purposes of the prior sentence, the term “damages” shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise, or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements).  Each person who serves as a director of the Corporation while this Article Eleventh is in effect shall be deemed to be doing so in reliance on the provisions of this Article Eleventh, and neither the amendment or repeal of this Article Eleventh, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article Eleventh, shall apply to or have any effect on the liability or alleged liability of any director or the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision.  The provisions of this Article Eleventh are cumulative and shall be in addition to and independent of any and all other limitations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulations, by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

IN WITNESS WHEREOF , I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file, and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this ___ day of ___________, 2010.

Kevin Harris, Incorporator

APPENDIX C

BYLAWS
OF
CYBERDEFENDER CORPORATION,
A DELAWARE CORPORATION

ARTICLE I - OFFICES

1.	REGISTERED OFFICE AND AGENT

The registered office and registered agent of CyberDefender Corporation, a Delaware corporation, (“Corporation”) shall be as set forth in the Corporation's Certificate of Incorporation. The registered office or the registered agent may be changed by resolution of the board of directors of the Corporation (the “Board of Directors”), upon making the appropriate filing with the Secretary of State.

2.	PRINCIPAL OFFICE

The principal office of the Corporation may be located either within or without the State of Delaware as the Board of Directors may designate or as the business of the Corporation may require from time to time.

3.	OTHER OFFICES

The Corporation may also have other offices at such places, within or without the State of Delaware, as the Board of Directors may designate, or as the business of the Corporation may require or as may be desirable.

ARTICLE II - STOCKHOLDERS

1.	ANNUAL MEETING

The annual meetings of the stockholders shall be held on such date and at such time as may be fixed by the Board of Directors. At such meetings, directors shall be elected and any other proper business may be transacted.

2.	SPECIAL STOCKHOLDERS’ MEETINGS

Special meetings of the stockholders may be called by the Board of Directors, the Chief Executive Officer, the President, the Secretary, or by the holders of at least ten percent (10%) of all the shares entitled to vote at the proposed special meeting, unless the Corporation's Certificate of Incorporation provide s for a number of shares greater than or less than a majority, in which event special meetings of the stockholders may be called by the holders of at least the percentage of shares so specified in the Certificate of Incorporation.

CyberDefender Corporation Bylaws

Only business within the purpose or purposes described in the notice or executed waiver of notice may be conducted at a special meeting of the stockholders.

Any person or persons entitled hereunder to call a special meeting of stockholders may do so only by written request sent by certified mail or delivered in person to the Chief Executive Officer or Secretary. The officer receiving the written request shall within ten days from the date of its receipt cause notice of the meeting to be given in the manner provided by these Bylaws to all stockholders entitled to vote at the meeting. If the officer does not give notice of the meeting within ten days after the date of receipt of the written request, the person or persons calling the meeting may fix the time of meeting and give the notice in the manner provided in these Bylaws. Nothing contained in this section shall be construed as limiting, fixing, or affecting the time or date when a meeting of stockholders called by action of the Board of Directors may be held.

3.	PLACE OF MEETING

Meetings of the stockholders shall be held either at the registered office of the Corporation or at such other place, either within or without the State of Delaware, as shall be designated in the notice of the meeting or executed waiver of notice. The Board of Directors may, in its discretion, determine that the meeting may be held solely by means of remote communication. If authorized by the Board of Directors, and subject to any guidelines and procedures adopted by the Board of Directors, stockholders not physically present at a meeting of stockholders, by means of remote communication may participate in a meeting of stockholders and may be considered present in person and may vote at a meeting of stockholders held at a designated place or held solely by means of remote communication, subject to the conditions imposed by Section 211(a)(2) of the Delaware General Corporation Law.

4.	NOTICE OF STOCKHOLDERS' MEETING

Written or printed notice stating the place, day and hour of the meeting, the means of any remote communications by which stockholders may be considered present and may vote at the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, personally, by electronic transmission, or by mail, by or at the direction of the Chief Executive Officer, the President, the Secretary, or person calling the meeting, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at the stockholder's address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.

The Corporation shall notify each stockholder, whether or not entitled to vote, of any meeting of stockholders at which a plan of merger or exchange is to be submitted for approval in accordance with Section 251 of the Delaware General Corporation Law. The notice shall be given at least 20 days before the meeting and shall state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger or exchange and shall contain or be accompanied by a copy or summary of the plan.

CyberDefender Corporation Bylaws

Written or printed notice setting forth any proposed amendment to the Certificate of Incorporation or a summary of the changes to be effected thereby shall be given to each stockholder of record entitled to vote thereon within the time and in the manner provided in the Delaware General Corporation Law for the giving of notice of meetings of stockholders.  If the meeting be an annual meeting, the proposed amendment or such summary may be included in the notice of such annual meeting.

Any notice required to be given to any stockholder , under any provision of the Delaware General Corporation Law or the Certificate of Incorporation or these Bylaws, need not be given to the stockholder if (1) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (2) all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a 12 month period have been mailed to that person, addressed at the stockholder 's address as shown on the share transfer records of the Corporation, and have been returned undeliverable.  Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given.  If such a person delivers to the Corporation a written notice setting forth the stockholder 's then current address, the requirement that notice be given to that person shall be reinstated.

Notice by Electronic Transmission:  On consent of a stockholder, notice from the Corporation under any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or these Bylaws may be given to the stockholder by electronic transmission.  The stockholder may specify the form of electronic transmission to be used to communicate notice.  The stockholder may revoke this consent by written notice to the Corporation.  The stockholder's consent is deemed to be revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices, and the Secretary, Assistant Secretary, or transfer agent of the Corporation, or another person responsible for delivering notice on behalf of the Corporation knows that delivery of these two electronic transmissions was unsuccessful. The inadvertent failure to treat the unsuccessful transmissions as a revocation of stockholder consent does not invalidate a meeting or other action.

Notice by electronic transmission is deemed given when the notice is: (1) transmitted to a facsimile number provided by the stockholder for the purpose of receiving notice; (2) transmitted to an electronic mail address provided by the stockholder for the purpose of receiving notice; (3) posted on an electronic network and a message is sent to the stockholder at the address provided by the stockholder for the purpose of alerting the stockholder of a posting; or (4) communicated to the stockholder by any other form of electronic transmission consented to by the stockholder.

An affidavit of the Secretary, Assistant Secretary, transfer agent, or other agent of the Corporation that notice has been given by electronic transmission is, in the absence of fraud, prima facie evidence that the notice was given.

CyberDefender Corporation Bylaws

5.	FIXING RECORD DATES FOR MATTERS OTHER THAN WRITTEN CONSENTS TO ACTION

For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose (other than determining stockholders entitled to consent to action by stockholders proposed to be taken without a meeting of stockholders), the Board of Directors of the Corporation may provide that the share transfer records shall be closed for a stated period but not to exceed, in any case, sixty (60) days.  If the share transfer records shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such records shall be closed for at least ten (10) days immediately preceding such meeting.

In lieu of closing the share transfer records, the Bylaws, or in the absence of an applicable bylaw the Board of Directors, may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and, in the case of a meeting of stockholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken.  If the share transfer records are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of stockholders.  When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the share transfer records and the stated period of closing has expired.

6.	FIXING RECORD DATES FOR WRITTEN CONSENTS TO ACTION

Unless a record date shall have previously been fixed or determined pursuant to this section, whenever action by stockholders is proposed to be taken by consent in writing without a meeting of stockholders, the Board of Directors may fix a record date for the purpose of determining stockholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors and the prior action of the Board of Directors is not required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation. Delivery shall be by hand or by certified or registered mail, return receipt requested.  Delivery to the Corporation's principal place of business shall be addressed to the President or the principal executive officer of the Corporation.  If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action.

CyberDefender Corporation Bylaws

7.	VOTING LISTS

The officer or agent having charge of the share transfer records for shares of the Corporation shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Alternatively, the list of the stockholders may be kept on a reasonably accessible electronic network, if the information required to gain access to the list is provided with the notice of the meeting. This does not require the Corporation to include any electronic contact information of any stockholder on the list. If the Corporation elects to make the list available on an electronic network, the Corporation shall take reasonable steps to ensure that the information is available only to stockholders of the Corporation. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. If the meeting is held by means of remote communication, the list must be open to the examination of any stockholder for the duration of the meeting on a reasonably accessible electronic network, and the information required to access the list must be provided to stockholders with the notice of the meeting. The original share transfer records shall be prima-facie evidence as to who are the stockholders entitled to examine such list or transfer records or to vote at any meeting of stockholders. However failure to prepare and make the list available in the manner provided above shall not affect the validity of any action taken at the meeting.

8.	VOTING OF SHARES AND PROXIES

Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except: (a) to the extent that the Certificate of Incorporation of the Corporation provides for more or less than one vote per share or (if and to the extent permitted by the Delaware General Corporation Law) limit or deny voting rights to the holders of the shares of any class or series, or (b) as otherwise provided by the Delaware General Corporation Law.

Shares of its own stock owned by the Corporation or by another domestic or foreign corporation or other entity, if a majority of the voting stock or voting interest of the other corporation or other entity is owned or controlled by the Corporation, shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. Nothing in this section shall be construed as limiting the right of the Corporation or any domestic or foreign corporation or other entity to vote stock, held or controlled by it in a fiduciary capacity, or with respect to which it otherwise exercises voting power in a fiduciary capacity.

Any stockholder may vote either in person or by proxy executed in writing by the stockholder. An electronic transmission by the stockholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by the stockholder, shall be treated as an execution in writing for purposes of this section. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the stockholder. No proxy shall be valid after three (3) years from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Proxies coupled with an interest include the appointment as proxy of: (1) a pledgee; (2) a person who purchased or agreed to purchase, or owns or holds an option to purchase, the shares; (3) a creditor of the Corporation who extended it credit under terms requiring the appointment; (4) an employee of the Corporation whose employment contract requires the appointment; or (5) a party to a voting agreement or voting trust created under Section 218 of the Delaware General Corporation Law.

CyberDefender Corporation Bylaws

An irrevocable proxy, if noted conspicuously on the certificate representing the shares that are subject to the irrevocable proxy or, in the case of uncertificated shares, if notation of the irrevocable proxy is contained in the notice sent pursuant to Section 222 of the Delaware General Corporation Law with respect to the shares that are subject to the irrevocable proxy, shall be specifically enforceable against the holder of those shares or any successor or transferee of the holder.  Unless noted conspicuously on the certificate representing the shares that are subject to the irrevocable proxy or, in the case of uncertificated shares, unless notation of the irrevocable proxy is contained in the notice sent pursuant to Section 222 of the Delaware General Corporation Law with respect to the shares that are subject to the irrevocable proxy, an irrevocable proxy, even though otherwise enforceable, is ineffective against a transferee for value without actual knowledge of the existence of the irrevocable proxy at the time of the transfer or against any subsequent transferee (whether or not for value), but such an irrevocable proxy shall be specifically enforceable against any other person who is not a transferee for value from and after the time that the person acquires actual knowledge of the existence of the irrevocable proxy.

At each election for directors every stockholder entitled to vote at such election shall have the right to vote the number of shares owned by such stockholder for as many persons as there are directors to be elected and for whose election the stockholder has a right to vote.  Stockholders are prohibited from cumulating their votes in any election of directors of the Corporation.

Shares held by an administrator, executor, guardian, or conservator may be voted by him or her so long as such shares forming a part of an estate are in the possession and forming a part of the estate being served by him or her, either in person or by proxy, without a transfer of such shares into his or her name.

Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name as trustee.

CyberDefender Corporation Bylaws

Shares standing in the name of a receiver may be voted by such a receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred, subject to any agreements containing restrictions on the hypothecation, assignment, pledge or voluntary or involuntary transfer of shares.

With respect to any matter, other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the shares entitled to vote on, and that voted for or against or expressly abstained with respect to, that matter at a meeting of stockholders at which a quorum is present shall be the act of the stockholders, unless otherwise provided in the Certificate of Incorporation or these Bylaws.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

Any vote may be taken by voice or show of hands unless a stockholder entitled to vote, either in person or by proxy objects, in which case written ballots shall be used.

9.             QUORUM OF STOCKHOLDERS

Unless otherwise provided under the Certificate of Incorporation or these Bylaws and subject to Delaware law, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of the class or classes of capital stock of the Corporation entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business, except that as to any action required to be taken by stockholders voting separately as a class or classes a majority of the shares entitled to vote separately as one class shall constitute a quorum of that class and may act separately whether or not a quorum of another class or classes be present.

After a quorum has been established at a stockholders’ meeting, the subsequent withdrawal of stockholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws, once a quorum is present at a meeting of stockholders, the stockholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any stockholder or the refusal of any stockholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting.  Unless otherwise provided in the Certificate of Incorporation or these Bylaws, the stockholders represented in person or by proxy at a meeting of stockholders at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at that meeting.

CyberDefender Corporation Bylaws

When a meeting is adjourned, it shall not be necessary to give any notice of the adjourned meeting if the time, date, and place of the reconvened meeting are announced at the meeting at which the adjournment is taken, and any business may be transacted at the reconvened meeting that might have been transacted at the original meeting.  If, however, following the adjournment, the Board fixes a new record date for the reconvened meeting, a notice of the reconvened meeting shall be given as stated in Article II, Section 4 of these Bylaws above to each stockholder of record on the new record date entitled to vote at such meeting.

10.             WRITTEN CONSENT OF STOCKHOLDERS

Any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

11.             REDEMPTION OF SHARES

The Corporation shall have the power to redeem the shares of any stockholder, or the shares of a deceased stockholder, upon such terms as may be agreed upon by the Board of Directors and such stockholder or the stockholder's personal representative, or at such price and upon such terms as may be provided in the Certificate of Incorporation, these Bylaws, or any applicable stock purchase or redemption agreement.

ARTICLE III - DIRECTORS

1.             BOARD OF DIRECTORS

To the extent not limited or prohibited by law, the Certificate of Incorporation or these Bylaws, the powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors of the Corporation.  Directors need not be residents of the State of Delaware or stockholders of the Corporation unless the Certificate of Incorporation or these Bylaws so require.

In the discharge of any duty imposed or power conferred upon a director, including as a member of a committee, a director, may in good faith and with ordinary care, rely on information, opinions, reports, or statements, including financial statements and other financial data, concerning the Corporation or another person, that were prepared or presented by: (1) one or more officers or employees of the Corporation; (2) legal counsel, public accountants, investment bankers, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a committee of the Board of Directors of which the director is not a member.

CyberDefender Corporation Bylaws

A director is not relying in good faith within the meaning of this section if the director has knowledge concerning the matter in question that makes reliance otherwise permitted by this section unwarranted.

2.             NUMBER AND ELECTION OF DIRECTORS

The number of directors shall be not less than three (3) or more than nine (9) provided that the number may be increased or decreased from time to time by an amendment to these Bylaws or resolution adopted by the Board of Directors or by the stockholders.  No decrease in the number of Directors shall have the effect of shortening the term of any incumbent director.

At the first annual meeting of stockholders and at each annual meeting thereafter, the holders of shares entitled to vote in the election of directors shall elect directors to hold office until the next succeeding annual meeting.

3.             REMOVAL

Except as otherwise provided by the Delaware General Corporation Law, these Bylaws or the Certificate of Incorporation, at any meeting of stockholders called expressly for that purpose any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors, subject to any further restrictions on removal that may be contained in the Bylaws.  Whenever the holders of any class or series of shares or any such group are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, only the holders of shares of that class or series or group shall be entitled to vote for or against the removal of any director elected by the holders of shares of that class or series or group.

4.             RESIGNATION

A director may resign by providing notice in writing or by electronic transmission of such resignation to the Corporation. The resignation shall be effective upon the date of receipt of the notice of resignation or the date specified in such notice. Acceptance of the resignation shall not be required to make the resignation effective.

5.             VACANCIES AND INCREASE IN NUMBER OF DIRECTORS

Any vacancy occurring in the Board of Directors may be filled by election at an annual or special meeting of stockholders called for that purpose or may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors.  A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.

CyberDefender Corporation Bylaws

A directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of stockholders called for that purpose or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the stockholders.

Notwithstanding the above, whenever the holders of any class or series of shares or group of classes or series of shares are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series, or by such group, then in office, or by a sole remaining director so elected, or by the vote of the holders of the outstanding shares of such class or series or of such group, and such directorships shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares as a whole unless otherwise provided in the Certificate of Incorporation.

6.             ANNUAL MEETING OF DIRECTORS

Immediately following each annual meeting of stockholders, the Board of Directors elected at such meeting shall hold an annual meeting at which they shall elect officers and transact such other business as shall come before the meeting. The time and place of the annual meeting of the Board of Directors may be changed by resolution of the Board of Directors.

7.             REGULAR MEETING OF DIRECTORS

Regular meetings of the Board of Directors may be held with or without notice at such time and place as may be from time to time determined by the Board of Directors.

8.             SPECIAL MEETINGS OF DIRECTORS

Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President.   The Secretary shall call a special meeting of the Board of Directors whenever requested to do so by at least twenty-five percent (25%) of the members of the Board of Directors.  Such special meeting shall be held at the date and time specified in the notice of meeting.

9.             PLACE OF DIRECTORS' MEETINGS

All meetings of the Board of Directors shall be held either at the principal office of the Corporation or at such other place, either within or without the State of Delaware, as shall be specified in the notice of meeting or executed waiver of notice.

CyberDefender Corporation Bylaws

10.             NOTICE OF DIRECTORS' MEETINGS

Notice of special meetings of the Board of Directors may be served not less than twenty-four (24) hours before the date and time fixed for such meeting, by oral, written or electronic  communication stating the time and place thereof or if by mail not less than three days before the date fixed for such meeting. Any oral notice may be given to each member of the Board of Directors in person or by telephone to the member or to a person at the office or residence of the member who the person giving the notice has reason to believe will promptly communicate it to the member.  Any written or electronic notice shall be addressed to each member of the Board of Directors at his or her office or his or her address as it appears on the books of the Corporation.  No notice shall be required of a regular meeting if the time and place of such meetings are fixed by the Board of Directors.

In any case where all of the directors execute a waiver of notice of the time and place of meeting, no notice thereof shall be required, and any such meeting shall be held at the time and at the place specified in the waiver of notice.  Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where the directors attend a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

On consent of a director, notice of the date, time, place, or purpose of a regular or special meeting of the Board of Directors may be given to the director by electronic transmission.  The director may specify the form of electronic transmission to be used to communicate notice.  The director may revoke this consent by written notice to the Corporation.  The director's consent is deemed to be revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices and the Secretary of the Corporation or other person responsible for delivering the notice on behalf of the Corporation knows that the delivery of these two electronic transmissions was unsuccessful.  The inadvertent failure to treat the unsuccessful transmissions as a revocation of the director's consent does not invalidate a meeting or other action.  An affidavit of the Secretary or other agent of the Corporation that notice has been given by electronic transmission is, in the absence of fraud, prima facie evidence that the notice was given.  Notice under this section is deemed given when the notice is:  (1) transmitted to a facsimile number provided by the director for the purpose of receiving notice; (2) transmitted to an electronic mail address provided by the director for the purpose of receiving notice; (3) posted on an electronic network and a message is sent to the director at the address provided by the director for the purpose of alerting the director of a posting; or (4) communicated to the director by any other form of electronic transmission consented to by the director.

CyberDefender Corporation Bylaws

11.             QUORUM OF DIRECTORS

A majority of the number of directors fixed by, or in the manner provided in, the Certificate of Incorporation or these Bylaws shall constitute a quorum for the transaction of business unless a different number or portion is required by law or the Certificate of Incorporation or these Bylaws. In no case may the Corporation's Certificate of Incorporation or these Bylaws provide that less than one-half of the number of directors so fixed constitute a quorum.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law or the Certificate of Incorporation or these Bylaws.

A director who has a direct or indirect interest in a matter to be voted on at a meeting of the Board of Directors may be counted in determining whether a quorum is present.

12.             COMPENSATION

Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.

13.             UNANIMOUS WRITTEN CONSENT OF DIRECTORS OR COMMITTEE MEMBERS

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or committee, as the case may be.  An electronic transmission by a director consenting to an action to be taken and transmitted by a director is considered written, signed, and dated for the purposes of this section if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the director and the date on which the director transmitted the transmission.  Such consent shall have the same force and effect as a unanimous vote at a meeting.

14.             COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors may designate from among its members one or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Board of Directors, replace absent or disqualified members at any meeting of that committee.  Any such committee, to the extent provided in the resolution of the Board of Directors or in the Certificate of Incorporation or the Bylaws, shall have and may exercise all of the authority of the Board of Directors, subject to the limitations set forth in the Delaware General Corporation Law.

A majority of the number of committee members fixed by the Board of Directors shall constitute a quorum for the transaction of business by the Committee. The act of the majority of the committee members present at a meeting at which a quorum is present shall be the act of the Committee.

CyberDefender Corporation Bylaws

A committee member who has a direct or indirect interest in a matter to be voted on at a meeting of the Committee may be counted in determining whether a quorum is present.

No committee of the Board of Directors shall have the authority of the Board of Directors in reference to:

(1) amending the Certificate of Incorporation, except that a committee may, to the extent provided in the resolution designating that committee or in the Certificate of Incorporation or the Bylaws, exercise the authority of the Board of Directors vested in it in accordance with Section 141 of the Delaware General Corporation Law;

(2) approving a plan of merger, share exchange, or conversion of the Corporation;

(3) recommending to the stockholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business;

(4) recommending to the stockholders a voluntary dissolution of the Corporation or a revocation thereof;

(5) amending, altering, or repealing the Bylaws of the Corporation or adopting new Bylaws of the Corporation;

(6) filling vacancies in the Board of Directors;

(7) filling vacancies in or designating alternate members of any such committee;

(8) filling any directorship to be filled by reason of an increase in the number of directors;

(9) electing or removing officers of the Corporation or members or alternate members of any such committee;

(10) fixing the compensation of any member or alternate members of such committee; or

(11) altering or repealing any resolution of the Board of Directors that by its terms provides that it shall not be so amendable or repealable.

Unless the resolution designating a particular committee, the Certificate of Incorporation, or the Bylaws expressly so provide, no committee of the Board of Directors shall have the authority to authorize a distribution or to authorize the issuance of shares of the Corporation.

The designation of a committee of the Board of Directors and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

CyberDefender Corporation Bylaws

Committees appointed by the Board of Directors may appoint Subcommittees to take the actions delegated to the Committee by the Board of Directors.

ARTICLE IV - OFFICERS

1.           OFFICERS

The officers of the Corporation shall be a Chief Executive Officer, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board, a Chairman of the Board, a President, a Chief Operating Officer, one or more Vice Presidents (who may be designated as executive or senior vice presidents as the Board of Directors may, from time to time, deem necessary), one or more Assistant Secretaries, one or more Assistant Financial Officers and such other officers as may be elected or appointed in accordance with the provisions of Section 3 of this Article. Any number of offices may be held by the same person.

2.           APPOINTMENT

The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by, and shall serve at the pleasure of the Board of Directors , and shall hold their respective offices until their resignation, removal or other disqualification from service, or until their respective successors shall be appointed.

3.           SUBORDINATE OFFICERS

The Board of Directors may appoint, and may empower the Chief Executive Officer or the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine. Any officer appointed pursuant to this Section 3 may be removed, with or without cause, by the Board of Directors or any such officer upon whom the power of removal has been conferred by the Board of Directors at any time. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment.

4.             REMOVAL AND RESIGNATION ..

Any officer may be removed, either with or without cause, by the Board of Directors at any time. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment.

Any officer may resign at any time by giving written notice to the Corporation, but without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

CyberDefender Corporation Bylaws

5.            VACANCIES

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

6.            CHAIRMAN OF THE BOARD

The Chairman of the Board of Directors, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors.

7.            CHIEF EXECUTIVE OFFICER

The Chief Executive Officer shall be subject to the control of the Board of Directors and have general supervision, direction and control of the business and the officers of the corporation. The Chief Executive Officer shall preside at all meetings of the stockholders and shall act as Chairman of the Board of Directors unless the Board of Directors has appointed a different person as Chairman.

8.           PRESIDENT; CHIEF OPERATING OFFICER

The President or the Chief Operating Officer has the general powers and duties of management usually vested in the office of president, general manager and chief operating officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors. In the absence of the Chief Executive Officer, the President shall perform the duties required of the Chief Executive Officer under these Bylaws.

9.           VICE PRESIDENT

In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors.

CyberDefender Corporation Bylaws

10.           SECRETARY

The Secretary shall keep or cause to be kept, at the principal executive office and such other place as the Board of Directors may order, a book of minutes of all meetings of stockholders, the Board of Directors and its committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board of Directors and committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the Corporation at the principal executive offices or business office.

The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation’s transfer agent or registrar, if one be appointed, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of the stockholders, of the Board of Directors and of any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors.

11.            CHIEF FINANCIAL OFFICER

The Chief Financial Officer is the principal financial officer of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, and shall send or cause to be sent to the stockholders of the Corporation such financial statements and reports as are by law or these Bylaws required to be sent to them. The books of account shall at all times be open to inspection by any director.

The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Chief Executive Officer or as otherwise directed by the Board of Directors, shall render to the Chief Executive Officer or the President or directors, whenever they request it, an account of all transactions entered into as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors.

ARTICLE V - SHARES: STOCK CERTIFICATES, ISSUANCE, TRANSFER, ETC.

1.             CERTIFICATES OF STOCK

Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman and Chief Executive Officer, the President, or a Vice-President, and by the Chief Financial Officer or Treasurer or th e Secretary or an Assistant Secretary of the Corporation, bearing the corporate seal or a facsimile thereof certifying the number of shares owned by him in the Corporation.

CyberDefender Corporation Bylaws

Where a certificate is signed (1) by a transfer agent or an   assistant transfer agent or (2) by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such Chairman and Chief Executive Officer, the President, or a Vice-President, and by the Chief Financial Officer or Treasurer or th e Secretary or an Assistant Secretary may be facsimile.  In case any officer or officers who have signed, or whose facsimile sig nature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons   who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

2.	LOST CERTIFICATES

The Secretary , Chief Financial Officer or Treasurer who has charge of the transfer   and issuance of stock of the Corporation shall issue a new certificate or certificates in place of any certificate or certificates theretofore issued by the Corporation allegedly lost, upon the submission by the owner of such lost or destroyed certificate, or his legal representative, to the Corporation of a  bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

3.	TRANSFERS OF STOCK

Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

4.	REGISTERED STOCKHOLDERS

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

5.	UNCERTIFICATED SHARES

The board of directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.

CyberDefender Corporation Bylaws

ARTICLE VI - DIVIDEND AND DISTRIBUTIONS

1.	DECLARATION

The Board of Directors may declare at any annual, regular or special meeting of the Board of Directors and the Corporation may pay, dividends on the outstanding shares in cash, property or in the shares of the Corporation to the extent permitted by, and subject to the provisions of, the laws of the State of Delaware.

2.	RESERVES

The Board of Directors may by resolution, create a reserve or reserves out of the Corporation's surplus or designate or allocate any part or all of the Corporation's surplus in any manner for any proper purpose or purposes, including but not limited to creating a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the Corporation, and may increase, decrease, or abolish any such reserve, designation, or allocation in the same manner.

ARTICLE VII - INDEMNIFICATION AND INSURANCE

1.	RIGHT TO INDEMNIFICATION

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 4 of this Article VII, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.

CyberDefender Corporation Bylaws

2.	INSURANCE

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, against any liability or expense asserted against or incurred by such person in or arising from that capacity, or arising out of his or her status as such, whether or not the Corporation would otherwise have the power or the obligation to indemnify the person against such liability or expense. The Corporation shall not be obligated under these Bylaws to make any payment in connection with any claim made against any person if and to the extent that such person has actually received payment therefor under any insurance policy or policies.

3.	EXPENSES PAYABLE IN ADVANCE

Expenses (including attorneys’ fees and expenses) incurred by a director or officer, or a former director or officer, in defending, investigating, preparing to defend, or being or preparing to be a witness in, a threatened or pending action, suit, proceeding or claim against him or her in his her capacity as an officer or director of the Corporation, whether civil or criminal, shall be paid by the Corporation in advance of the final disposition of such action, suit, proceeding or claim upon receipt by the Corporation of a request therefor and an undertaking by or on behalf of the director or officer, or former director or officer, to repay such amounts if it ultimately shall be determined by final judicial decision from which there is no further right of appeal that he or she is not entitled to be indemnified by the Corporation.

4.	CLAIMS

If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VII is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

5.	NONEXCLUSIVITY OF RIGHTS

The rights conferred on any Covered Person by this Article VII shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

CyberDefender Corporation Bylaws

6.	OTHER SOURCES

The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

7.	AMENDMENT OR REPEAL

Any repeal or modification of the provisions of this Article VII shall not adversely affect any right or protection hereunder of any Covered Person in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to the time of such repeal or modification.

8.	OTHER INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

This Article VII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VIII - MISCELLANEOUS

1.	WAIVER OF NOTICE

Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the Delaware General Corporation Law or under the provisions of the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

2.	USE OF ELECTRONIC TRANSMISSION

The Corporation is authorized to use "electronic transmissions" as defined in the Delaware General Corporation Law to the full extent allowed by said Law, including, but not limited to the purposes of notices, proxies, waivers, resignations and any other purpose for which electronic transmissions are permitted.

"Electronic transmission" means a form of communication that:  (a) does not directly involve the physical transmission of paper; (b) creates a record that may be retained, retrieved, and reviewed by the recipient; and (c) may be directly reproduced in paper form by the recipient through an automated process.

CyberDefender Corporation Bylaws

3.	MEETINGS BY TELEPHONE CONFERENCE OR OTHER REMOTE COMMUNICATIONS TECHNOLOGY

Subject to the provisions for notice required by these Bylaws and the Delaware General Corporation Law for notice of meetings, directors and stockholders may participate in and hold a meeting by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other.  Or, another suitable electronic communications system may be used including videoconferencing technology or the Internet, but only if each director or stockholder entitled to participate in the meeting consents to the meeting being held by means of that system and the system provides access to the meeting in a manner or using a method by which each director and stockholder participating in the meeting can communicate concurrently with each other participant.  Participation in such meeting shall constitute attendance and presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

4.	SEAL

The Corporation may adopt a corporate seal in such form as the Board of Directors may determine.  The Corporation shall not be required to use the corporate seal and the lack of the corporate seal shall not affect an otherwise valid contract or other instrument executed by the Corporation.

5.	CHECKS, DRAFTS, ETC.

All checks, drafts or other instruments for payment of money or notes of the Corporation shall be signed by such officer or officers or such other person or persons as shall be determined from time to time by resolution of the Board of Directors.

6.	FISCAL YEAR

The fiscal year of the Corporation shall be as determined by the Board of Directors.

ARTICLE IX - CONSTRUCTION

1.	PRONOUNS AND HEADINGS

All personal pronouns used in these Bylaws shall include the other gender whether used in masculine or feminine or neuter gender, and the singular shall include the plural whenever and as often as may be appropriate.  All headings herein are for convenience only and neither limit nor amplify the provisions of these Bylaws.

CyberDefender Corporation Bylaws

2.	INVALID PROVISIONS

If any one or more of the provisions of these Bylaws, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any such provision shall not be affected thereby.

3.	REFERENCES TO EXISTING STATUTES

References in these Bylaws to any existing statute also include any successor law to such statute.

ARTICLE X - AMENDMENT OF BYLAWS

The Board of Directors may amend or repeal these Bylaws, or adopt new Bylaws, unless the Certificate of Incorporation or the Delaware General Corporation Law reserves the power exclusively to the stockholders in whole or part, or the stockholders in amending, repealing, or adopting a particular bylaw expressly provide that the Board of Directors may not amend or repeal that bylaw.

CyberDefender Corporation Bylaws

Adopted by the Board of Directors on ______________, 2010

Secretary

ATTEST:

CyberDefender Corporation Bylaws

CYBERDEFENDER CORPORATION
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

____________, 2010

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Guseinov and Kevin Harris, and each of them, with full power of substitution, to vote, as a holder of Common Stock, no par value per share (“ Common Stock ”), of CyberDefender Corporation, a California corporation (the “ Company ”), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the Annual Meeting of Shareholders of the Company (the “ Annual Meeting ”), to be held at CyberDefender Corporation, 617 W. 7th Street, Suite 1000, Los Angeles, CA 90017, on May 24, 2010 at 3:00 p.m. Pacific time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

The Board of Directors recommends the vote FOR proposals 1 through 11 (including FOR the election of all director nominees in Proposal 9) .

1.           Proposal to change of the Company’s state of incorporation from California to Delaware by means of a merger of the Company into a newly formed, wholly-owned Delaware subsidiary whose Certificate of Incorporation and Bylaws will become the Certificate of Incorporation and Bylaws of the Company upon consummation of the merger.

FOR ☐	AGAINST ☐	ABSTAIN ☐

2.           Proposal to increase our authorized common stock from 50,000,000 shares to 100,000,000 shares.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.           Proposal to authorize 10,000,000 shares of “blank-check” preferred stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.           Proposal to increase the maximum number of directors of the Company from five (5) to nine (9).

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.           Proposal to eliminate cumulative voting rights of our shareholders.

FOR ☐	AGAINST ☐	ABSTAIN ☐

6.           Proposal to authorize the board of directors to amend the bylaws from time to time, without stockholder approval, to change the authorized number of directors to a number outside of the range specified in the bylaws.

FOR ☐	AGAINST ☐	ABSTAIN ☐

7.           Proposal to authorize the majority of our directors to fill any director vacancy created by the removal of a director by shareholders.

FOR ☐	AGAINST ☐	ABSTAIN ☐

8.           Permit the election of directors by non-unanimous written consent of the stockholders.

FOR ☐	AGAINST ☐	ABSTAIN ☐

9.           Election of Directors: (i) Gary Guseinov, (ii) Kevin Harris, (iii) Igor Barash, and (iv) Bennet Van de Bunt.

FOR all Nominees ☐	WITHHOLD for all Nominees ☐

If you do not wish your shares voted FOR a nominee, draw a line through that person’s name above.

10.          Proposal to ratify the appointment of the independent auditors.

FOR ☐	AGAINST ☐	ABSTAIN ☐

11.           Proposal to amend the Company’s Amended and Restated 2006 Equity Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

12.           In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

BACK OF CARD

PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS (PROPOSAL 9) AND “FOR” PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 10 AND 11 AS DESCRIBED ON THE REVERSE SIDE OF THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder’s attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.

(Please sign exactly as the name appears below. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.)

Dated:
Signature

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature, if held by joint owners